                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]     Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]     Definitive Proxy Statement

[ ]     Definitive Additional Materials

[ ]     Soliciting Material Pursuant to Rule 14a-12

                           AGILENT TECHNOLOGIES, INC.
                (Name of Registrant as Specified In Its Charter)
                      ------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        (1)     Title of each class of securities to which transaction applies:

        (2)     Aggregate number of securities to which transaction applies:

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        (4)     Proposed maximum aggregate value of transaction:

        (5)     Total fee paid:

[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1)     Amount Previously Paid:

        (2)     Form, Schedule or Registration Statement No.:

        (3)     Filing Party:

        (4)     Date Filed:

                                                             Agilent Technologies, Inc.
                                                             395 Page Mill Road
                                                             Palo Alto, California 94306
[Agilent Logo]
                                                             Edward W. Barnholt
                                                             President and
                                                             Chief Executive Officer

To our Stockholders:

     I am pleased to invite you to attend the annual meeting of stockholders of Agilent Technologies, Inc. ("Agilent") to be held on Friday, February 23, 2001, at 2 p.m. at the Hotel Sofitel located at 223 Twin Dolphin Drive, Redwood City, California (U.S.A.). Details regarding admission to the annual meeting and the business to be conducted are more fully described in the accompanying Notice of Annual Meeting and Proxy Statement.

     Also enclosed in this mailing are four other documents: our 2000 Annual Report, which contains information about Agilent's businesses, our 2000 Financial Report, which contains financial information about Agilent including our 2000 audited financial statements, a proxy card for you to record your vote and a return envelope for your proxy card.

     If you are unable to attend the annual meeting in person, you may listen to audio highlights, which will be posted a few days after the annual meeting on our Web site located at http://www.investor.agilent.com. You cannot record your vote on this website.

     Your vote is important. Whether or not you plan to attend the annual meeting, I hope that you will vote as soon as possible. You may vote on the Internet, by telephone or by completing and mailing the enclosed proxy card. Voting over the Internet, by phone or by written proxy will ensure your representation at the annual meeting, if you do not attend in person. Please review the instructions on the proxy card regarding each of these voting options.

     Thank you for your ongoing support of, and continued interest in, Agilent.

Sincerely,

/s/ NED BARNHOLT

                      2001 ANNUAL MEETING OF STOCKHOLDERS

                  NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

                               TABLE OF CONTENTS

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS....................    1
QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE
  ANNUAL MEETING............................................    2
  Why am I receiving these materials?.......................    2
  What information is contained in these materials?.........    2
  What proposals will be voted on at the annual meeting?....    2
  What is Agilent's voting recommendation?..................    2
  What shares owned by me can be voted?.....................    2
  What is the difference between holding shares as a
     stockholder of record and as a beneficial owner?.......    2
  How can I vote my shares in person at the annual
     meeting?...............................................    2
  How can I vote my shares without attending the annual
     meeting?...............................................    3
  Can I change my vote?.....................................    3
  How are votes counted?....................................    3
  What is the voting requirement to approve each of the
     proposals?.............................................    3
  What does it mean if I receive more than one proxy or
     voting instruction card?...............................    3
  How can I obtain an admission ticket for the annual
     meeting?...............................................    3
  Where can I find the voting results of the annual
     meeting?...............................................    3
BOARD STRUCTURE AND COMPENSATION............................    4
DIRECTOR COMPENSATION ARRANGEMENTS AND STOCK OWNERSHIP
  GUIDELINES................................................    5
PROPOSALS TO BE VOTED ON....................................    6
  PROPOSAL NO. 1--Election of Class I Directors.............    6
  PROPOSAL NO. 2--Ratification of Independent Accountants...    8
  PROPOSAL NO. 3--Approval of the Agilent Technologies, Inc.
     1999 Stock Plan and the Increase in the Share Reserve
     of 45,000,000 Shares Thereunder........................    8
  NEW PLAN BENEFITS TABLE...................................   13
COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
  MANAGEMENT................................................   14
  Beneficial Ownership Table................................   14
  Section 16(a) Beneficial Ownership Reporting Compliance...   16
EXECUTIVE COMPENSATION......................................   17
  Summary Compensation Table................................   17
  Option Grants in Last Fiscal Year Table...................   18
  Aggregated Option Exercises in Last Fiscal Year and Fiscal
     Year-End Option Values.................................   19
  Pension Plans.............................................   19
  Estimated Annual Retirement Benefits......................   19
  Report of the Compensation Committee of the Board on
     Executive Compensation.................................   20
  Compensation Committee Interlocks and Insider
     Participation..........................................   22
  Audit and Finance Committee Report........................   23
  Stock Price Performance Graph.............................   24
ADDITIONAL QUESTIONS AND INFORMATION REGARDING THE ANNUAL
  MEETING AND STOCKHOLDER PROPOSALS.........................   25
  What happens if additional proposals are presented at the
     annual meeting?........................................   25
  What class of shares is entitled to be voted?.............   25
  What is the quorum requirement for the annual meeting?....   25
  Who will count the vote?..................................   25
  Is my vote confidential?..................................   25
  Who will bear the cost of soliciting votes for the annual
     meeting?...............................................   25
  May I propose actions for consideration at next year's
     annual meeting of stockholders or nominate individuals
     to serve as directors?.................................   26
APPENDIX A--AGILENT TECHNOLOGIES, INC. 1999 STOCK PLAN......  A-1
APPENDIX B--AUDIT AND FINANCE COMMITTEE CHARTER.............  B-1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                           AGILENT TECHNOLOGIES, INC.
                               395 PAGE MILL ROAD
                          PALO ALTO, CALIFORNIA 94306
                                 (650) 752-5000

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TIME                                           2:00 p.m. on Friday, February 23, 2001

PLACE                                          Hotel Sofitel
                                               223 Twin Dolphin Drive
                                               Redwood City, California (U.S.A.)

ITEMS OF BUSINESS                              (1)  To elect Class I directors to a 3 year term.

                                               (2)  To ratify the appointment of
                                               PricewaterhouseCoopers LLP as Agilent's
                                               independent accountants.

                                               (3)  To approve the Agilent Technologies, Inc.
                                               1999 Stock Plan and the increase in the share
                                               reserve of 45,000,000 shares thereunder.

                                               (4)  To consider such other business as may
                                               properly come before the annual meeting.

RECORD DATE                                    You are entitled to vote if you were a
                                               stockholder at the close of business on Tuesday,
                                               December 26, 2000.

ANNUAL MEETING ADMISSION                       Two cut-out admission tickets are included on the
                                               back cover of this proxy statement. Please
                                               contact Agilent's Corporate Secretary at
                                               Agilent's corporate headquarters if you need
                                               additional tickets. The annual meeting will begin
                                               promptly at 2 p.m.

VOTING BY PROXY                                Please submit a proxy as soon as possible so that
                                               your shares can be voted at the annual meeting in
                                               accordance with your instructions. For specific
                                               instructions on voting, please refer to the
                                               instructions on the proxy card.

                                         By Order of the Board

                                         /s/ D. Craig Nordlund
                                         D. CRAIG NORDLUND
                                         Senior Vice President, General Counsel
                                         and Secretary

  This proxy statement and accompanying proxy card are being distributed on or about January 19, 2001.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS
                             AND THE ANNUAL MEETING

Q: WHY AM I RECEIVING THESE MATERIALS?

A: Agilent's Board of Directors (the "Board") is providing these proxy materials for you in connection with Agilent's annual meeting of stockholders, which will take place on February 23, 2001. Stockholders are invited to attend the annual meeting and are requested to vote on the proposals described in this proxy statement.

Q: WHAT INFORMATION IS CONTAINED IN THESE MATERIALS?

A: The information included in this proxy statement relates to the proposals to be voted on at the annual meeting, the voting process, the compensation of directors and our most highly paid officers, and certain other required information. Agilent's 2000 Annual Report, 2000 Financial Report, Proxy Card and return envelope are also enclosed.

Q: WHAT PROPOSALS WILL BE VOTED ON AT THE ANNUAL MEETING?

A: There are three proposals scheduled to be voted on at the annual meeting:

   - the election of Class I directors for a 3 year term;

   - the ratification of PricewaterhouseCoopers LLP as Agilent's independent accountants; and

   - the approval of Agilent Technologies, Inc. 1999 Stock Plan and the increase in the share reserve of 45,000,000 shares thereunder.

Q: WHAT IS AGILENT'S VOTING RECOMMENDATION?

A: Agilent's Board recommends that you vote your shares "FOR" each of the nominees to the Board and "FOR" each of the other proposals.

Q: WHAT SHARES OWNED BY ME CAN BE VOTED?

A: All shares owned by you as of the close of business on December 26, 2000 (the
   "Record Date") may be voted by you. These shares include shares that are: (1) held directly in your name as the stockholder of record, including shares purchased through Agilent Technologies, Inc. 1999 Stock Plan, and (2) held for you as the beneficial owner through a stockbroker, bank or other nominee or shares purchased through Agilent Technologies, Inc. 401(k) plan, which is called the Agilent Technologies, Inc. Savings Accumulation Plan.

Q: WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A STOCKHOLDER OF RECORD AND
    AS A BENEFICIAL OWNER?

A: Most stockholders of Agilent hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

    STOCKHOLDER OF RECORD

   If your shares are registered directly in your name with Agilent's transfer agent, Computershare Investor Services, you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being sent directly to you by Agilent. As the stockholder of record, you have the right to grant your voting proxy directly to Agilent or to vote in person at the annual meeting. Agilent has enclosed a proxy card for you to use.

    BENEFICIAL OWNER

   If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker on how to vote and are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the annual meeting. Your broker or nominee has enclosed a voting instruction card for you to use in directing the broker or nominee regarding how to vote your shares.

Q: HOW CAN I VOTE MY SHARES IN PERSON AT THE ANNUAL MEETING?

A: Shares held directly in your name as the stockholder of record may be voted in person at the annual meeting. If you choose to do so, please bring the enclosed proxy card or proof of identification.

    Even if you plan to attend the annual meeting, Agilent recommends that you also submit your proxy as described below so that your vote will be counted if you later decide not to attend the annual meeting. Shares held in street name may be voted in person by you only if you obtain a signed proxy from the record holder giving you the right to vote the shares.

Q:  HOW CAN I VOTE MY SHARES WITHOUT ATTENDING THE ANNUAL MEETING?

A: Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct your vote without attending the annual meeting. You may vote by granting a proxy or, for shares held in street name, by submitting voting instructions to your broker or nominee.

Q:  CAN I CHANGE MY VOTE?

A: You may change your proxy instructions at any time prior to the vote at the annual meeting. For shares held directly in your name, you may accomplish this by granting a new proxy bearing a later date (which automatically revokes the earlier proxy) or by attending the annual meeting and voting in person. Attendance at the annual meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares held beneficially by you, you may accomplish this by submitting new voting instructions to your broker or nominee.

Q:  HOW ARE VOTES COUNTED?

A: In the election of directors, you may vote "FOR" all of the nominees or your vote may be "WITHHELD" with respect to one or more of the nominees. For the other proposals, you may vote "FOR", "AGAINST" or "ABSTAIN". If you "ABSTAIN", it has the same effect as a vote "AGAINST". If you sign your proxy card or broker voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the Board.

Q:  WHAT IS THE VOTING REQUIREMENT TO APPROVE EACH OF THE PROPOSALS?

A: In the election for Class I directors, the 3 persons receiving the highest number of "FOR" votes will be elected. All other proposals require the affirmative "FOR" vote of a majority of those shares present and entitled to vote. If you are a beneficial owner and do not provide the stockholder of record with voting instructions, your shares may constitute broker non-votes, as described in "What is the quorum requirement for the annual meeting?" in the section entitled "Additional Questions and Information Regarding the Annual Meeting and Stockholder Proposals" herein. In tabulating the voting result for any particular proposal, shares which constitute broker non-votes are not considered entitled to vote.

Q:  WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY OR VOTING INSTRUCTION
    CARD?

A: It means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive.

Q:  HOW CAN I OBTAIN AN ADMISSION TICKET FOR THE ANNUAL MEETING?

A: Two cut-out admission tickets are included on the back of this proxy statement. A limited number of tickets are available for additional joint owners. To request additional tickets, please contact Agilent's Corporate Secretary at Agilent's corporate headquarters. If you forget to bring an admission ticket, you will be admitted to the annual meeting only if you are listed as a stockholder of record as of December 26, 2000, and bring proof of identification. If you hold your shares through a stock broker or other nominee and fail to bring an admission ticket, you will need to provide proof of ownership by bringing either a copy of the voting instruction card provided by your broker or a copy of a brokerage statement showing your share ownership as of December 26, 2000.

Q:  WHERE CAN I FIND THE VOTING RESULTS OF THE ANNUAL MEETING?

A: Agilent will announce preliminary voting results at the annual meeting and publish final results in Agilent's quarterly report on Form 10-Q for the second quarter of fiscal 2001.

                        BOARD STRUCTURE AND COMPENSATION

     The Board is divided into three classes serving staggered three-year terms. The Board has 10 directors and the following 4 committees: (1) Audit and Finance, (2) Compensation, (3) Nominating and (4) Executive. The membership during the 2000 fiscal year and the function of each committee are described below. During the 2000 fiscal year, the Board held 8 meetings. The Audit and Finance, Nominating, Compensation and Executive Committees held 4, 0, 6 and 5 meetings, respectively, during the 2000 fiscal year. Each director attended at least 75% of all Board and applicable committee meetings.

-----------------------------------------------------------------------------------------------------------------------
                     NAME OF DIRECTOR                        AUDIT AND FINANCE   COMPENSATION   NOMINATING   EXECUTIVE
-----------------------------------------------------------------------------------------------------------------------
 NON-EMPLOYEE DIRECTORS:
-----------------------------------------------------------------------------------------------------------------------
 Gerald Grinstein(1)                                                                  X             X*           X*
-----------------------------------------------------------------------------------------------------------------------
 James G. Cullen(2)                                                                   X
-----------------------------------------------------------------------------------------------------------------------
 Thomas E. Everhart(3)                                               X                X
-----------------------------------------------------------------------------------------------------------------------
 Robert J. Herbold(4)                                                X
-----------------------------------------------------------------------------------------------------------------------
 Walter B. Hewlett(3)                                                X                              X
-----------------------------------------------------------------------------------------------------------------------
 Heidi Kunz(5)                                                       X*
-----------------------------------------------------------------------------------------------------------------------
 David M. Lawrence, M.D.(3)                                                           X*            X
-----------------------------------------------------------------------------------------------------------------------
 A. Barry Rand(6)
-----------------------------------------------------------------------------------------------------------------------
 Randall L. Tobias(7)                                                X                X
-----------------------------------------------------------------------------------------------------------------------
 EMPLOYEE DIRECTORS:
-----------------------------------------------------------------------------------------------------------------------
 Edward W. Barnholt(8)                                                                              X            X
-----------------------------------------------------------------------------------------------------------------------

X = Committee member; * = Chairperson

(1) Mr. Grinstein has served as a director and Chairman of the Board since August 1999.

(2) Mr. Cullen has served as a director since April 2000.

(3) Dr. Everhart, Mr. Hewlett and Dr. Lawrence have served as directors since July 1999.

(4) Mr. Herbold has served as a director since June 2000.

(5) Ms. Kunz has served as a director since February 2000.

(6) Mr. Rand has served as a director since November 2000.

(7) Mr. Tobias has served as a director since October 1999.

(8) Mr. Barnholt has served as a director since May 1999.

AUDIT AND FINANCE COMMITTEE

The Audit and Finance Committee is responsible for review of Agilent's auditing, accounting, financial reporting and internal control functions and for the selection of independent accountants. In addition, the committee is expected to monitor the quality of Agilent's accounting principles and financial reporting, Agilent's compliance with foreign trade regulations, as well as the independence of, and the non-audit services provided by, Agilent's independent accountants. In discharging its duties, the Audit and Finance Committee is expected to:

     - review and approve the scope of the annual audit and the independent accountants' fees;

     - meet independently with Agilent's internal auditing staff, independent accountants and senior management;

     - review the general scope of Agilent's accounting, financial reporting, annual audit and internal audit programs, matters relating to internal control systems and results of the annual audit;

     - review funding and investment policies, implementation of funding policies and investment performance of Agilent's benefit plans; and

     - review disclosures from Agilent's independent accountants regarding Independence Standards Board Standard No. 1.

COMPENSATION COMMITTEE

The Compensation Committee determines, approves and reports to the Board on all elements of compensation for Agilent's elected officers including total cash compensation and long-term equity based incentives.

NOMINATING COMMITTEE

The charter of the Nominating Committee is to propose a slate of directors for appointment by Agilent's stockholders at each annual meeting and candidates to fill any vacancies on the Board. It is also responsible for approving management succession plans and addressing the Board's organizational and governance issues. During fiscal year 2000, the full Board has fulfilled these roles and has indicated that it intends to continue this practice. Accordingly, effective this year, Agilent will no longer have a separate Nominating Committee.

EXECUTIVE COMMITTEE

The Executive Committee meets or takes written action when the Board is not otherwise meeting. The Committee has full authority to act on behalf of the Board, except that it cannot amend Agilent's Bylaws, recommend any action that requires the approval of the stockholders or take any other action not permitted under Delaware law to be delegated to a committee.

       DIRECTOR COMPENSATION ARRANGEMENTS AND STOCK OWNERSHIP GUIDELINES

     The following table provides information on Agilent's compensation and reimbursement practices during the 2000 fiscal year for non-employee directors. Directors who are employed by Agilent do not receive any compensation for their Board activities.

---------------------------------------------------------------------------------
                               COMPENSATION TABLE
                            FOR THE 2000 FISCAL YEAR
---------------------------------------------------------------------------------
 Annual Director Retainer(1)                                             $100,000
---------------------------------------------------------------------------------
 Annual Retainer for Board Chairman                                      $400,000
---------------------------------------------------------------------------------
 Minimum Percentage of Annual Retainer to be Paid in
   Agilent's Stock Options(2)                                                 75%
---------------------------------------------------------------------------------
 One Time Initial Grant to be Paid in Agilent's Stock
   Options                                                               $250,000
---------------------------------------------------------------------------------
 One Time Initial Grant to be Paid in Agilent's Stock
   Options for Board Chairman                                            $500,000
---------------------------------------------------------------------------------
 Additional Retainer for Committee Chair                                   $5,000
---------------------------------------------------------------------------------

(1) All directors served the entire 2000 fiscal year, except for Heidi Kunz, James G. Cullen, Robert J. Herbold and A. Barry Rand, who joined Agilent's Board on February 16, 2000, April 13, 2000, June 19, 2000, and November 27, 2000, respectively.

(2) Stock options will be valued using a Black-Scholes model. The initial grants will be made at the time of election and will cover the period extending through February 28, 2001. Future grants will then be made on an annual cycle on March 1st of each year following Agilent's annual stockholders meeting.

                            PROPOSALS TO BE VOTED ON

                                 PROPOSAL NO. 1

                         ELECTION OF CLASS I DIRECTORS

     Agilent's Board is divided into three classes serving staggered three-year terms. Directors for each class are elected at the annual meeting of stockholders held in the year in which the term for their class expires.

     The term for three directors will expire at this 2001 annual meeting. Directors elected at the 2001 annual meeting will hold office for a three-year term expiring at the annual meeting in 2004 (or until their respective successors are elected and qualified, or until their earlier death, resignation or removal). All of the nominees are currently directors of Agilent. There are no family relationships among Agilent's executive officers and directors.

NOMINEES FOR A THREE-YEAR TERM THAT WILL EXPIRE IN 2004

JAMES G. CULLEN
Age 58 Mr. Cullen has served as a director since April 2000. Mr. Cullen was President and Chief Operations Officer of Bell Atlantic from 1997 to June 2000 and a member of the office of chairman since 1993. Prior to this appointment, Mr. Cullen was a President and Chief Executive Officer of the Telecom Group of Bell Atlantic from 1995 to 1997. Prior to joining Bell Atlantic, Mr. Cullen held management positions with New Jersey Bell from 1966 to 1981, AT&T from 1981 to 1983 and Bell Atlantic Enterprises. Mr. Cullen is a member of the board of directors of Johnson & Johnson, Prudential Insurance Company and Quantum Bridge Communications.

WALTER B. HEWLETT
Age 56 Mr. Hewlett has served as a director since July 1999. Mr. Hewlett is an independent software developer involved with computer applications in the humanities. He participated in the formation of Vermont Telephone Company of Springfield, Vermont in 1994 and currently serves as its Chairman. Mr. Hewlett founded the Center for Computer Assisted Research in the Humanities in 1984, for which he serves as a director. He has been a trustee of The William and Flora Hewlett Foundation since its founding in 1966 and currently serves as its Chairman. In 1997, Mr. Hewlett was elected to the Board of Overseers of Harvard University and has served as a director of Hewlett-Packard Company since 1987. He is the son of Hewlett-Packard Company co-founder, William R. Hewlett.

RANDALL L. TOBIAS
Age 58 Mr. Tobias has served as a director since October 1999. From 1993 to 1999, Mr. Tobias served as Chairman of the Board of Directors and Chief Executive Officer of Eli Lilly and Company and was named as Chairman Emeritus of the company in January 1999. Prior to joining Eli Lilly, Mr. Tobias served as Vice Chairman of the Board of AT&T from 1986 until 1993, and had been employed by AT&T since 1964. Mr. Tobias is a director of Phillips Petroleum Company, Kimberly-Clark Corporation and Knight-Ridder, Inc.

 AGILENT'S BOARD RECOMMENDS A VOTE FOR THE ELECTION TO THE BOARD OF EACH OF THE
                              FOREGOING NOMINEES.

     Agilent's directors listed below are not up for election this year and will continue in office for the remainder of their terms or earlier in accordance with Agilent's Bylaws. Information regarding the business experience of each of such directors is provided below.

DIRECTORS WHOSE TERMS WILL EXPIRE IN 2002

THOMAS E. EVERHART
Age 68 Dr. Everhart has served as a director since July 1999. From February to July 1998, Dr. Everhart acted as the Pro-Vice Chancellor of the University of Cambridge. Prior to assuming that position, Dr. Everhart served as President of the California Institute of Technology from September 1987 until his retirement in October 1997, when he became President Emeritus. Since December 1997, Dr. Everhart has acted as the Senior Scientific Advisor to the W. M. Keck Foundation. He is a director of General Motors Corporation, Raytheon Company, Hughes Electronics Corporation, Reveo, Inc. and Saint-Gobain Company. He is also a director of the Corporation for National Research Initiatives, the Electric Power Research Institute and a member of the Board of Trustees of the California Institute of Technology and of the Board of Overseers of Harvard University.

HEIDI KUNZ
Age 46 Ms. Kunz has been a director of Agilent since February 2000. Ms. Kunz has served as an Executive Vice President and the Chief Financial Officer of Gap, Inc. since 1999. Prior to assuming her current position, Ms. Kunz served as the Chief Financial Officer of ITT Industries, Inc. from 1995 to 1999. From 1979 to 1995, Ms. Kunz held senior financial-management positions at General Motors Corporation, including Vice President and Treasurer.

DAVID M. LAWRENCE, M.D.
Age 60 Dr. Lawrence has been a director of Agilent since July 1999. He has served as Chairman of the Board since 1992 and Chief Executive Officer since 1991 of Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals. He held a number of management positions with those organizations prior to assuming his current positions, including Vice Chairman of the Board and Chief Operating Officer. Dr. Lawrence is a director of Pacific Gas and Electric Company and Raffles Medical Group, Inc.

A. BARRY RAND
Age 56 Mr. Rand has been a director of Agilent since November 2000. He has served as the Chairman and Chief Executive Officer of Avis Group Holdings, Inc. since November 1999. Prior to joining Avis Group, Mr. Rand was Executive Vice President for Worldwide Operations at Xerox Corporation from 1995 to 1999. Mr. Rand is a director of Abbott Laboratories.

DIRECTORS WHOSE TERMS WILL EXPIRE IN 2003

EDWARD W. BARNHOLT
Age 57 Mr. Barnholt has served as Agilent's President and Chief Executive Officer and as a director since May 1999. Before being named Agilent's Chief Executive Officer, Mr. Barnholt served as Executive Vice President and General Manager of Hewlett-Packard Company's Measurement Organization from 1998 to 1999, which included the business organizations that have become Agilent. From 1990 to 1998, he served as General Manager of Hewlett-Packard Company's Test and Measurement Organization. He was elected a Senior Vice President of Hewlett-

                             Packard Company in 1993 and an Executive Vice President in 1996. He is a director of KLA-Tencor Corporation.

GERALD GRINSTEIN
Age 68 Mr. Grinstein has served as Chairman of the Board since August 1999. From 1985 to 1995, he held a number of positions at Burlington Northern, Inc. He was named its Chairman and Chief Executive Officer in July 1991 and retired from his position as chairman of Burlington Northern Santa Fe Corporation (the successor to Burlington Northern, Inc.) in September 1995. Mr. Grinstein served as Chairman of the Board of Delta Air Lines, Inc. from August 1997 to October 1999 and has served as a principal of Madrona Investment Group, L.L.C., a Seattle based investment company, since October 1996. He is a director of Delta Air Lines, Inc., PACCAR Inc., Vans, Inc., the Pittston Company, Expedia.com and Imperial Sugar Corporation. Mr. Grinstein is also a director of the following privately held corporations: Space Needle Corporation, Grove Worldwide and Stellar One Corporation.

ROBERT J. HERBOLD
Age 58 Mr. Herbold has been a director of Agilent since June 2000. He has served as an Executive Vice President and Chief Operating Officer of Microsoft Corporation since 1994. Prior to joining Microsoft, Mr. Herbold was a Senior Vice President at The Procter & Gamble Company from 1990 to 1994. Mr. Herbold is a director of Weyerhaeuser Corp.

                                 PROPOSAL NO. 2

                    RATIFICATION OF INDEPENDENT ACCOUNTANTS

     The Audit and Finance Committee of the Board has appointed PricewaterhouseCoopers LLP as Agilent's independent accountants to audit its consolidated financial statements for the 2001 fiscal year. During the 2000 fiscal year, PricewaterhouseCoopers LLP served as Agilent's independent accountants and also provided certain tax and other consulting services. Although Agilent is not required to seek stockholder approval of this appointment, the Board believes it to be sound corporate practice to do so. If the appointment is not ratified, the Audit and Finance Committee will investigate the reasons for stockholder rejection and the Board will reconsider the appointment.

     Representatives of PricewaterhouseCoopers LLP are expected to attend the annual meeting where they will be available to respond to questions and, if they desire, to make a statement.

     AGILENT'S BOARD RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS AGILENT'S INDEPENDENT ACCOUNTANTS.

                                 PROPOSAL NO. 3

 APPROVAL OF THE AGILENT TECHNOLOGIES, INC. 1999 STOCK PLAN AND THE INCREASE IN
               THE SHARE RESERVE OF 45,000,000 SHARES THEREUNDER

     On September 17, 1999, the Board adopted the Agilent Technologies, Inc. 1999 Stock Plan (the "Stock Plan") and authorized 75,000,000 shares of common stock for issuance thereunder, subject to stockholder approval. On September 16, 1999, Hewlett-Packard Company, acting in its capacity as sole stockholder of Agilent, approved the adoption of the Stock Plan. Pursuant to the adjustment in the initial capitalization of Agilent, 67,800,000 shares were reserved for issuance under the Stock Plan. As of December 26, 2000, options to purchase 40,220,329 shares of Agilent common stock have been granted pursuant to the Stock Plan. On

December 14, 2000, the Compensation Committee of the Board authorized the addition of 45,000,000 shares to the share reserve subject to stockholder approval. Such increase is expected to cover all stock option grants through fiscal year 2003. On December 14, 2000, as more fully described in the paragraph entitled "Limitations" below, the Compensation Committee of the Board also adopted an amendment and restatement of the Stock Plan.

     Agilent has a policy of emphasizing equity grants for key employees. By making a significant portion of key employees' compensation contingent upon long-term positive share price performance, the interests of key employees are aligned with those of stockholders. The Compensation Committee believes the addition of 45 million shares to the reserve under the Stock Plan is necessary for Agilent to continue its policy of emphasizing equity compensation and to remain competitive with industry equity grant practice. At the same time, the Compensation Committee has amended and restated the Stock Plan to provide limitations on the Compensation Committee's ability to grant stock appreciation rights, restricted stock and discounted options and to prohibit the repricing of options and grants of discounted options to executive officers. The amended and restated Stock Plan also provides Code section 162(m) individual annual stock option and SAR grant limitations and optional performance-based conditions for limited grants of restricted stock. These limitations and conditions are designed to help Agilent preserve the tax deductibility of awards granted under the Stock Plan.

     AGILENT'S BOARD RECOMMENDS A VOTE FOR THE APPROVAL OF THE STOCK PLAN AND THE RESERVATION OF SHARES FOR ISSUANCE THEREUNDER.

VOTE REQUIRED

Approval of the Stock Plan requires the affirmative vote of a majority of the shares of common stock present or represented by proxy and entitled to vote at the meeting.

SUMMARY OF THE STOCK PLAN

General. The purpose of the Stock Plan is to encourage ownership in Agilent by key personnel whose long-term employment is essential to Agilent's continued progress. Stock options, stock appreciation rights, stock awards and cash awards may be granted under the Stock Plan. Options granted under the Stock Plan may be either "incentive stock options," as defined in Section 422 of the Code, or non-statutory stock options.

Administration. The Stock Plan may generally be administered by the Board or a Committee appointed by the Board including the Executive Committee (as applicable, the "Administrator").

Eligibility. Non-statutory stock options, stock appreciation rights, stock awards and cash awards may be granted under the Stock Plan to employees, directors and consultants of Agilent, its affiliates and subsidiaries. Incentive stock options may be granted only to employees of Agilent or its subsidiaries. The Administrator, in its discretion, approves options, stock awards and cash awards to be granted under the Stock Plan. Agilent intends the Stock Plan to be a broad-based employee plan, and as part of its first year incentive program, on May 17, 2000, an option to purchase 100 shares was granted to every employee of Agilent where permitted by local law.

Limitations. Section 162(m) of the Code places limits on the deductibility for federal income tax purposes of compensation paid to certain executive officers of Agilent. In order to preserve Agilent's ability to deduct the compensation income associated with options granted to such persons, the Stock Plan provides that no employee, director or consultant may be granted, in any fiscal year of Agilent, SARs or options to purchase more than 1,000,000 shares of common stock. Notwithstanding this limit, however, an individual may be granted SARs or options to purchase up to an additional 1,000,000 shares of common stock in connection with his or her initial employment with Agilent. In addition, the aggregate number of shares underlying stock awards granted in any fiscal year to an individual under the Stock Plan may not exceed 2,000,000. Pursuant to amendments to the Stock Plan adopted on December 14, 2000, awards granted under the Stock Plan on or after December 14, 2000, are subject to the following new limitations: (1) the aggregate number of shares underlying discounted non-statutory stock options that may be granted under this Stock Plan generally shall not exceed 20% of the share reserve; (2) discounted stock options shall not be granted to executive officers; (3) the aggregate number of shares of restricted stock that may be granted under the Stock Plan generally shall not exceed 10% of the share reserve; and (4) stock appreciation rights that may be granted under the Stock Plan generally shall not exceed 5% of the share reserve and will only be granted in countries where it is not legal, feasible or practical (as determined by the Compensation Committee) to grant stock options.

Terms and Conditions of Options. Each option is evidenced by a stock option agreement between Agilent and the optionee and is subject to the following additional terms and conditions:

Exercise Price. The Administrator determines the exercise price of options at the time the options are granted. The exercise price of an incentive stock option may not be less than 100% of the fair market value of the common stock on the date such option is granted. The exercise price of a non-statutory stock option may not be less than 75% of the fair market value of the common stock on the date such option is granted. Certain replacement options with lower exercise prices may be granted to employees of entities acquired by Agilent to replace that employee's existing options. The fair market value of the common stock is generally the average of the highest and lowest quoted sales prices for the common stock on the date the option is granted (or if no sales were reported that day, the last preceding day a sale occurred). On December 26, 2000, the average of the highest and lowest quoted sales prices of Agilent common stock on the New York Stock Exchange was $54.09 per share. In addition, no option may be repriced, replaced or regranted through cancellation or modification without stockholder approval if the effect would be to reduce the exercise price of such option (except in connection with a change in Agilent's capitalization or an acquisition).

Exercise of Option; Form of Consideration. The Administrator determines when options become exercisable and in its discretion may accelerate the vesting of any outstanding option. The means of payment for shares issued on exercise of an option are specified in each option agreement. The Stock Plan permits payment to be made by cash, check, wire transfer, other shares of common stock of Agilent (with some restrictions), broker assisted same day sales, any other form of consideration permitted by applicable law, or any combination thereof, as provided in the individual stock option agreement.

Term of Option. The term of an option may be no more than ten years from the date of grant, or 10 1/2 years in certain jurisdictions outside of the United States. No option may be exercised after the expiration of its term.

Termination of Employment. Generally, if an optionee's employment terminates for any reason (other than as described below), vested and unvested options held by the optionee under the Stock Plan will be forfeited on the optionee's termination. Notwithstanding the above, for vested options granted between January 1, 2000, and July 31, 2000, and all options granted on or after December 14, 2000, optionees whose employment terminates for any reason (other than those reasons described below) shall have 3 months from the date of termination to exercise vested options, or if earlier, the term of the option, and all unvested options shall be forfeited on termination.

Death, Disability or Retirement Due to Age. If an optionee's employment terminates as a result of the optionee's death, then all unvested options will immediately vest and all options may be exercised for one year following the optionee's death. If an optionee's employment terminates as a result of the optionee's disability or retirement due to age in accordance with the retirement policies of Agilent or its subsidiaries, then all unvested options will immediately vest and the optionee may exercise the option within three years of the date of such disability or retirement for a non-statutory stock option, and within three months of the date of such disability or retirement for an incentive stock option, provided that no option may be exercised after the expiration of its term.

Voluntary Severance Incentive Program or Divestiture. If an optionee ceases to be an employee as a result of participation in a voluntary severance incentive program of Agilent or a subsidiary, all unvested options will immediately vest and all outstanding options will be exercisable for three months following the optionee's termination. If an employee ceases to be a participant because of a divestiture by Agilent, as determined by the Administrator, the Administrator will have the sole discretion to accelerate the vesting of outstanding options and determine the time period for exercise.

Nontransferability of Options. Unless otherwise determined by the Administrator, options granted under the Stock Plan are not transferable other than by will or the laws of descent and distribution and may be exercised during the optionee's lifetime only by the optionee.

Other Provisions. The stock option agreement may contain other terms, provisions and conditions not inconsistent with the Stock Plan, as may be determined by the Administrator.

Stock Awards. The Administrator may grant stock awards in its discretion. The terms and conditions of a stock award will be found in a restricted stock agreement. The grant or vesting of a stock award may be made contingent on achievement of performance conditions, including net order dollars, net profit dollars, net profit growth, net revenue dollars, revenue growth, individual performance, earnings per share, return on assets, return on equity, and other financial objectives, customer satisfaction indicators and guaranteed efficiency measures, each with respect to Agilent and/or an individual business unit. In the case of stock awards, unless the Administrator determines otherwise, the restricted stock agreement will provide that the unvested stock reverts to Agilent on the awardee's termination of employment for any reason (except death, disability, retirement, or participation in a voluntary severance incentive program). On disability or retirement due to age in accordance with the retirement policies of Agilent or its subsidiaries, the time-based forfeiture provisions of the restricted stock continue to lapse as long as the awardee does not compete or disclose any confidential information and, if retiring due to age, the awardee performs reasonably requested consulting services. The time-based forfeiture provisions for the restricted stock will generally lapse at a rate determined by the Administrator. On the death of an awardee, or if an awardee's employment is terminated due to a voluntary severance incentive program of Agilent or a subsidiary, then the stock award shall immediately vest and all time-based forfeiture provisions and repurchase rights shall lapse as to a prorated number of shares determined by dividing the number of whole years since the grant date by the number of whole years between the grant date and the date that the stock award would have fully vested.

Cash Awards. The Administrator may grant cash awards, which entitle the recipient to a cash payment. The Administrator determines the terms, conditions and restrictions related to cash awards.

Adjustments on Changes in Capitalization, Merger or Sale of Assets. In the event that Agilent's stock changes by reason of any stock split, dividend, combination, reclassification or other similar change in Agilent's capital structure effected without the receipt of consideration, appropriate adjustments shall be made in the number and class of shares of stock subject to the Stock Plan, the number and class of shares of stock subject to any option or stock award outstanding under the Stock Plan, and the exercise price of any such outstanding option or stock award.

In the event of a liquidation or dissolution of Agilent, any unexercised options or stock awards will terminate. The Administrator, in its discretion, may provide that each optionee shall have the right to exercise all of the optionee's options, including those not otherwise exercisable, and be fully vested in any stock awards until the date ten days prior to the consummation of the liquidation or dissolution.

In the event of a change of control of Agilent, the Board, in its discretion, may provide for the assumption, substitution or adjustment of each outstanding award, accelerate the vesting of options and terminate any restrictions on stock awards or cash awards, or cancel awards for a cash payment to the awardee.

Amendment and Termination of the Plan. The Board may amend, alter, suspend or terminate the Stock Plan, or any part thereof, at any time and for any reason. However, Agilent shall obtain stockholder approval for any amendment to the Stock Plan to the extent necessary and desirable to comply with applicable laws. No such action by the Board or stockholders may alter or impair any option or award previously granted under the Stock Plan without the written consent of the awardees. Unless terminated earlier, the Stock Plan shall terminate ten years from the date of its adoption by the Board.

New Plan Benefits. Because benefits under the Stock Plan will depend on the Administrator's actions and the fair market value of common stock at various future dates, it is not possible to determine the benefits that will be received by directors, executive officers and other employees if the Stock Plan is approved by the stockholders. Notwithstanding the above, discounted stock options shall not be granted to executive officers.

FEDERAL INCOME TAX CONSEQUENCES

Incentive Stock Options. An optionee who is granted an incentive stock option does not recognize taxable income at the time the option is granted or on its exercise, although the difference between the exercise price and the market value on exercise is an adjustment item for alternative minimum tax purposes and may subject the optionee to the alternative minimum tax. On a disposition of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. Net capital gains on shares held more than 12 months are generally taxed at a maximum federal rate of 20%. Capital losses are generally allowed in full against capital gains and up to $3,000 against other income. If the above holding periods are not satisfied, the optionee recognizes ordinary income at the time of disposition equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. Unless limited by Section 162(m) of the Code, Agilent is entitled to a deduction in the same amount as and at the time the optionee recognizes ordinary income.

Non-statutory Stock Options. An optionee does not recognize any taxable income at the time he or she is granted a non-statutory stock option. On exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee of Agilent is subject to tax withholding by Agilent. On a disposition of such shares by the optionee, any difference between the sale price and the optionee's exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period. Net capital gains on shares held more than 12 months may be taxed at a maximum federal rate of 20% (lower rates may apply depending on when the stock is acquired and the applicable income tax bracket of the taxpayer). Capital losses are generally allowed in full against capital gains and up to $3,000 against other income. Unless limited by Section 162(m) of the Code, Agilent is entitled to a deduction in the same amount as and at the time the optionee recognizes ordinary income.

Stock Awards. Stock awards will generally be taxed in the same manner as non-statutory stock options. However, a stock award is subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code to the extent the award will be forfeited in the event that the service provider ceases to provide services to Agilent. As a result of this substantial risk of forfeiture, the service provider will not recognize ordinary income at the time of award. Instead, the service provider will recognize ordinary income on the dates when the stock is no longer subject to a substantial risk of forfeiture, or when the stock becomes transferable, if earlier. The service provider's ordinary income is measured as the difference between the amount paid for the stock, if any, and the fair market value of the stock on the date the stock is no longer subject to forfeiture.

The service provider may accelerate to the date of award his or her recognition of ordinary income, if any, and begin his or her capital gains holding period by timely filing (i.e., within thirty days of the award) an election pursuant to
Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the difference between the amount paid for the stock, if any, and the fair market value of the stock on the date of award, and the capital gain holding period commences on such date. The ordinary income recognized by a service provider who is an employee will be subject to tax withholding by Agilent. Unless limited by Section 162(m) of the Code, Agilent is entitled to a deduction in the same amount as and at the time the service provider recognizes ordinary income.

Cash Awards. On receipt of cash, the recipient will have taxable ordinary income, in the year of receipt, equal to the cash received. In the case of a recipient who is also an employee, any cash received will be subject to tax withholding by Agilent. Unless limited by section 162(m) of the Code, Agilent will be entitled to a tax deduction in the amount and at the time the recipient recognizes compensation income.

The foregoing is only a summary of the effect of federal income taxation on optionees and Agilent with respect to the grant and/or exercise of options and awards under the Stock Plan. It does not purport to be complete and does not discuss the tax consequences arising in the context of the employee's or consultant's death or the income tax laws of any municipality, state or foreign country in which the employee's or consultant's income or gain may be taxable.

INCORPORATION BY REFERENCE

The foregoing is only a summary of the Stock Plan and is qualified in its entirety by reference to its full text, a copy of which is attached hereto as Appendix A.

AWARDS UNDER STOCK PLAN FOR FISCAL YEAR 2001

     Awards under the Stock Plan will be made at the discretion of the Administrator. The following table sets forth information concerning awards made in November and December 2000, for fiscal year 2001 under the Stock Plan to individuals listed in the New Plan Benefits Table. This information may not be indicative of the total awards that will be made under the Stock Plan in fiscal year 2001, because the Administrator may make decisions on additional awards over the course of fiscal year 2001.

                            NEW PLAN BENEFITS TABLE

                                                      DOLLAR VALUE OF        NUMBER OF SHARES       NUMBER OF
            NAME AND PRINCIPAL POSITION               RESTRICTED STOCK   SUBJECT TO OPTIONS(1, 2)     SARS
            ---------------------------               ----------------   ------------------------   ---------
Edward W. Barnholt..................................      $0                       500,000             0
President and Chief Executive Officer
John E. Scruggs.....................................      $0                        85,000             0
Senior Vice President, Automated Test
Byron Anderson......................................      $0                        75,000             0
Senior Vice President, Electronic Products and
  Solutions
William P. Sullivan.................................      $0                       200,000             0
Senior Vice President, Semiconductor Products
Robert R. Walker....................................      $0                       150,000             0
Executive Vice President, Chief Financial Officer
All Executive Officers as a Group...................      $0                     1,585,000             0
All Directors as a Group, Excluding Executive
  Officers..........................................    N/A(2)                      N/A(2)          N/A(2)
All Employees as a Group, Excluding Executive
  Officers and Directors............................      $0                    14,150,120           8,175

-------------------------
(1) Options were granted at an exercise price of 100% of the market price of the underlying shares of Agilent's common stock on the date of grant. Options generally become exercisable over four years at the rate of twenty-five percent each year and expire no later than ten years from the date of grant. On December 14, 2000, the grant date of the options listed in the table above, the average of the highest and lowest quoted sales prices of Agilent common stock on the New York Stock Exchange was $58.85 per share.

(2) Non-employee directors do not participate in the Stock Plan.

AMENDMENT AND TERMINATION OF THE STOCK PLAN

     The Board may amend, alter, suspend or terminate the Stock Plan at any time and for any reason.

       COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information, as of December 26, 2000, concerning:

     - beneficial ownership of Agilent's common stock by the William R. Hewlett Trust; FMR Corp., Edward C. Johnson 3d and Abigail P. Johnson, as a group; and The David and Lucile Packard Foundation, the only beneficial owners of 5% or more of Agilent's common stock;

     - beneficial ownership of Agilent's common stock by all directors and executive officers named in the Summary Compensation Table herein; and

     - beneficial ownership of Agilent's common stock by all directors and executive officers as a group.

     The number of shares beneficially owned by each entity, person, director or executive officer is determined under the rules of the U.S. Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares which the individual has the right to acquire as of February 24, 2001, 60 days after the record date of December 26, 2000, through the exercise of any stock option or other right. Unless otherwise indicated, each person has sole investment and voting power, or shares such powers with his or her spouse, with respect to the shares set forth in the following table.

                           BENEFICIAL OWNERSHIP TABLE

                                                                            SHARES OF AGILENT
                                                                           BENEFICIALLY OWNED
                                                              ---------------------------------------------
                  NAME OF BENEFICIAL OWNER                      NUMBER          NATURE(1)        PERCENTAGE
                  ------------------------                    ----------    -----------------    ----------
Byron Anderson..............................................      10,879    Direct
                                                                 105,652    Vested Options
                                                                     472    Indirect(2)
                                                              ----------
                                                                 117,003                            *

Edward W. Barnholt..........................................      50,797    Direct
                                                                 705,814    Vested Options
                                                                   1,979    Indirect(3)
                                                              ----------
                                                                 758,590                            *

James G. Cullen.............................................           0    Direct
                                                                       0    Vested Options
                                                              ----------
                                                                       0                            *

The David and Lucile Packard Foundation(4)..................  38,927,525                          8.6%
300 Second Street, Suite 200
Los Altos, CA 94022

Thomas E. Everhart..........................................       4,365    Direct
                                                                  33,297    Vested Options
                                                              ----------
                                                                  37,662                            *

FMR Corp., Edward C. Johnson 3d, Abigail P. Johnson, as a
group(5)....................................................  45,584,152                          10.1%
82 Devonshire Street
Boston, MA 02109

Gerald Grinstein............................................       2,097    Direct
                                                                  70,175    Vested Options
                                                              ----------
                                                                  72,272                            *

Robert J. Herbold...........................................           0    Direct
                                                                       0    Vested Options
                                                              ----------
                                                                       0                            *

                                                                            SHARES OF AGILENT
                                                                           BENEFICIALLY OWNED
                                                              ---------------------------------------------
                  NAME OF BENEFICIAL OWNER                      NUMBER          NATURE(1)        PERCENTAGE
                  ------------------------                    ----------    -----------------    ----------
Hewlett Direct and Indirect Accounts
  Walter B. Hewlett.........................................      39,139    Direct
                                                                  30,702    Vested Options
                                                                  12,857    Indirect(6)
                                                              ----------
                                                                  82,698                            *
  William R. Hewlett Revocable Trust........................  22,900,284(7)                       5.0%
  1505 Page Mill Road
  Palo Alto, CA 94304

  The William and Flora Hewlett Foundation..................     511,477(7)                         *

  Packard Humanities Institute..............................   4,910,828(7)                         *

  Flora L. Hewlett Trust....................................     413,056(7)                         *

  William R. Hewlett and Rosemary Hewlett Community
    Property................................................     669,964(7)                         *

  Flora Family Foundation...................................     491,128(7)                         *

Heidi Kunz..................................................           0    Direct
                                                                   8,160    Vested Options
                                                              ----------
                                                                   8,160                            *

David M. Lawrence, M.D. ....................................       1,577    Direct
                                                                  45,497    Vested Options
                                                              ----------
                                                                  47,074                            *

A. Barry Rand...............................................         350    Direct

John E. Scruggs.............................................      21,392    Direct
                                                                  99,174    Vested Options
                                                              ----------
                                                                 120,566                            *

William P. Sullivan.........................................         379    Direct
                                                                  68,228    Vested Options
                                                              ----------
                                                                  68,607                            *

Randall L. Tobias...........................................       2,381    Direct
                                                                  30,702    Vested Options
                                                                     666(8) Indirect
                                                              ----------
                                                                  33,749                            *

Robert R. Walker............................................       9,544    Direct
                                                                 170,706    Vested Options
                                                              ----------
                                                                 180,250                            *

All directors and executive officers as a group.............   2,213,216                            *

------------------------------
 *  Represents holdings of less than one percent.

(1) "Vested Options" are options which may be exercised as of February 24, 2001. "Direct Shares" include among other things, shares of stock owned by the stockholder that are subject to vesting schedule, forfeiture risk and other restrictions.

(2) Includes 236 shares held for the benefit of Mr. Anderson's daughter and 236 shares held in trust for Mr. Anderson's son, for which trust Mr. Anderson is a trustee.

(3) Includes 1,979 shares held by Mr. Barnholt as a custodian for his children.

(4) The number of shares of Agilent common stock beneficially owned by The David and Lucile Packard Foundation is based on the Schedule 13G filed by the Foundation with the U.S. Securities and Exchange Commission on June 9, 2000.

(5) The number of shares of Agilent common stock beneficially owned by FMR Corp., Edward C. Johnson 3d, and Abigail P. Johnson is based on the Schedule 13G filed by this group with the U.S. Securities and Exchange Commission on September 11, 2000.

(6) Includes 12,369 shares held by Mr. Hewlett for the benefit of his children and 488 shares held by Mr. Hewlett's spouse.

(7) Mr. Hewlett shares voting and investment power over the shares held by the William R. Hewlett Revocable Trust, The William and Flora Hewlett Foundation, the William R. Hewlett and Rosemary Hewlett Community Property, the Packard Humanities Institute, and the Flora L. Hewlett Trust. Mr. Hewlett shares investment power in the Flora Family Foundation. Mr. Hewlett disclaims any beneficial interest in these shares, because he has no pecuniary interest in the shares.

(8) Includes 381 shares of Agilent common stock held by the Marianne W. Tobias Revocable Trust, a trust in the name of Mr. Tobias' spouse; 152 shares of Agilent common stock held by the Trust for the Benefit of James R. Ullyot, a trust in which Mr. Tobias' spouse has voting and investment power; and 133 shares of Agilent common stock held by the Marianne W. Tobias Individual Retirement Account.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires Agilent's directors, executive officers and holders of more than 10% of Agilent common stock to file with the U.S. Securities and Exchange Commission reports regarding their ownership and changes in ownership of Agilent stock. Agilent believes that during the 2000 fiscal year, its officers, directors and 10% stockholders complied with all Section 16(a) filing requirements, except for Dr. Thomas E. Everhart who exercised an option to purchase 1,811 shares of Agilent common stock on August 14, 2000, and due to employee transitions at Agilent, Agilent did not file the Form 4 reporting the transaction on Dr. Everhart's behalf until October 10, 2000, one month after the deadline. In making this statement, Agilent has relied on the written representations of its directors and officers.

                             EXECUTIVE COMPENSATION

     The following table sets forth certain compensation information for the chief executive officer and the four other executive officers of Agilent who, based on their salary and bonus compensation, were the most highly compensated for the fiscal year ended October 31, 2000 (the "Named Executive Officers"). All information set forth in this table reflects compensation earned by these individuals for services with Agilent for the fiscal year ended October 31, 2000.

                           SUMMARY COMPENSATION TABLE

                                                                         LONG-TERM
                                                                       COMPENSATION
                                                              -------------------------------
                                      ANNUAL COMPENSATION       RESTRICTED       SECURITIES      ALL OTHER
                                     ----------------------   STOCK AWARD(S)     UNDERLYING     COMPENSATION
NAME AND PRINCIPAL POSITION   YEAR   SALARY ($)   BONUS ($)       ($)(1)       OPTIONS (#)(2)      ($)(3)
---------------------------   ----   ----------   ---------   --------------   --------------   ------------
Edward W. Barnholt..........  2000   $1,000,000   $660,000       $ 46,908         750,000         $  6,800
  President and Chief         1999      920,635    474,684        409,141         121,458          313,892
  Executive Officer
John E. Scruggs.............  2000      470,000    243,930         19,778         100,000            6,800
  Senior Vice President,      1999      415,167    193,350         21,166          38,172           80,110
  Automated Test
Byron Anderson..............  2000      500,000    173,684         21,311         100,000            6,800
  Senior Vice President,      1999      425,000    135,690         22,932          34,702          109,474
  Electronic Products and
  Solutions
William P. Sullivan.........  2000      440,000    205,260              0         150,000            7,300
  Senior Vice President,      1999      408,438    174,331        177,570          26,026           30,678
  Semiconductor Products
Robert R. Walker............  2000      450,000    148,500         17,823         200,000            6,800
  Executive Vice President,   1999      439,583     37,910         19,572          32,099           62,392
  Chief Financial Officer

------------------------------
(1) For fiscal year 2000, the amounts disclosed reflect the dollar values of Hewlett-Packard Company's and Agilent's common stock, which were contributed under the Hewlett-Packard Company Employee Stock Purchase Plan and the Agilent Technologies, Inc. Employee Stock Purchase Plan, respectively. Under such plans, eligible employees (including Executive Officers) receive one share as a match ("Matching Shares") for every two shares purchased. In February 2000, eligible Agilent employees stopped participating in the Hewlett-Packard Company Employee Stock Purchase Plan and commenced participating in a similar Agilent Technologies, Inc. Employee Stock Purchase Plan. As of June 2, 2000, Hewlett-Packard Company Matching Shares held by Agilent employees were forfeited and replaced with Agilent Matching Shares. The Matching Shares vest two years after the date of purchase. Vesting occurs on a rolling fiscal quarter basis, and is subject to forfeiture during the two-year period in the event of termination or certain other events.

     For fiscal year 1999, the amounts disclosed in this column reflect both the Hewlett-Packard Company Employee Stock Purchase Plan Matching Shares and Hewlett-Packard Company compensatory restricted stock awards. The amounts shown for 1999 restricted stock awards represent the dollar value of the awards on the dates originally granted.

     In fiscal year 1999, Hewlett-Packard Company granted 6,000 shares of performance-based restricted stock to Mr. Barnholt valued at $355,140 based on the grant date closing price of $59.19 per share. The value of this award as of the original grant date is reflected in the table. This award was replaced on November 18, 1999 with an Agilent stock option exercisable for 40,756 shares of Agilent common stock, which replacement was intended to preserve the fair value of the award at the time of distribution. This replacement grant contained no further performance criteria.

     In fiscal year 1999, Hewlett-Packard Company granted 3,000 shares of time-based restricted stock valued at $177, 570 to Mr. Sullivan. This award was replaced on November 18, 1999 with an award of an Agilent stock option exercisable for 20,278 shares of Agilent common stock, which replacement was intended to preserve the fair value of the award at the time of distribution.

     No new compensatory restricted stock awards were granted to Agilent executives in fiscal year 2000. On October 31, 2000, each of the Named Executive Officers held the following number of shares of restricted stock with a value based on the October 31, 2000, closing price of $46.31 per share: Mr. Barnholt held 2,146 shares of restricted stock valued at $99,381; Mr. Scruggs held 13,857 shares of restricted stock valued at $641,718; Mr. Anderson held 892 shares of restricted stock valued at $41,309; Mr. Sullivan held no shares of restricted stock; and Mr. Walker held 759 shares of restricted stock valued at $35,149.

(2) Awards granted prior to fiscal year 2000 were granted with respect to Hewlett-Packard Company common stock. The amounts shown for 1999 stock options represent the equivalent number of shares of Agilent common stock resulting from the conversion of Hewlett-Packard Company awards to Agilent awards. This conversion maintained the intrinsic value of the options held by Agilent employees as of June 2, 2000, the date of the distribution of the Agilent stock dividend to Hewlett-Packard Company stockholders. The number of shares of common stock covered by the conversion option was calculated by multiplying the number of shares of Hewlett-Packard Company common stock under the original award by a factor of 1.73511, and the exercise price of the options was decreased by dividing the original exercise price by the same factor.

(3) The amounts disclosed in this column include payment of Agilent's contributions under the Agilent Technologies, Inc. 401(k) plan, which is also referred to as the Agilent Technologies, Inc. Savings Accumulation Plan, in fiscal year 2000 of $6,800 on behalf of each of Messrs. Barnholt, Scruggs, Anderson, and Walker and of $7,300 on behalf of Mr. Sullivan.

                       OPTION GRANTS IN LAST FISCAL YEAR

     The following table shows all grants of options to acquire shares of Agilent common stock granted to the Named Executive Officers listed in the Summary Compensation Table for the fiscal year ended October 31, 2000.

                                                                                             POTENTIAL REALIZABLE VALUE AT
                                 NUMBER OF       % OF TOTAL                                     ASSUMED ANNUAL RATES OF
                                SECURITIES     OPTIONS GRANTED                               STOCK PRICE APPRECIATION FOR
                                UNDERLYING       TO AGILENT      EXERCISE OR                          OPTION TERM
                                  OPTIONS       EMPLOYEES IN      BASE PRICE    EXPIRATION   -----------------------------
         NAME           YEAR   GRANTED(#)(1)     FISCAL YEAR     ($/SHARE)(2)      DATE           5%              10%
         ----           ----   -------------   ---------------   ------------   ----------   -------------   -------------
Edward W. Barnholt....  2000      750,000            2.5%           $30.00      Nov. 2009     $14,150,129     $35,859,205
John E. Scruggs.......  2000      100,000            0.3%           $30.00      Nov. 2009       1,886,684       4,781,227
Byron Anderson........  2000      100,000            0.3%           $30.00      Nov. 2009       1,886,684       4,781,227
William P. Sullivan...  2000      150,000            0.5%           $30.00      Nov. 2009       2,830,026       7,171,841
Robert R. Walker......  2000      200,000            0.7%           $30.00      Nov. 2009       3,773,368       9,562,455

------------------------------
(1) The options granted are exercisable 25% after the first year, 50% after the second year, 75% after the third year, and 100% after the fourth year.

(2) The exercise price equals the initial public offering price of Agilent's common stock. The exercise price may be paid by delivery of cash in an amount equal to the exercise price or delivery of already-owned shares, and tax-withholding obligations related to exercise may be paid by offset of the underlying shares, subject to certain conditions.

              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                         FISCAL YEAR-END OPTION VALUES

     The following table shows aggregate exercises of options to purchase Agilent's common stock in the fiscal year ended October 31, 2000, by the Named Executive Officers.

                                                            NUMBER OF SECURITIES
                                                           UNDERLYING UNEXERCISED      VALUE OF UNEXERCISED IN-THE-
                                                         OPTIONS AS FISCAL YEAR-END       MONEY OPTIONS AT FISCAL
                                  SHARES                             (#)                      YEAR-END ($)(1)
                                ACQUIRED ON    VALUE     ---------------------------   -----------------------------
         NAME            YEAR    EXERCISE     REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE    UNEXERCISABLE
         ----            ----   -----------   --------   -----------   -------------   ------------   --------------
Edward W. Barnholt.....  2000        0           $0        347,020       1,048,807      $8,581,675     $16,772,904
John E Scruggs.........  2000        0           $0         53,787         145,980      $  853,459     $ 2,236,112
Byron Anderson.........  2000        0           $0              0         204,510      $        0     $ 3,220,164
William P. Sullivan....  2000        0           $0              0         217,156      $        0     $ 3,496,571
Robert R. Walker.......  2000        0           $0         47,930         294,033      $  758,476     $ 4,731,270

------------------------------
(1) The value of unexercised Agilent options is based on the difference between the exercise price and the average of the high and low market prices of Agilent common stock on October 31, 2000 of $46.63.

                                 PENSION PLANS

     The following table shows the estimated annual benefits payable on retirement to Agilent's eligible employees in the United States under Agilent's Deferred Profit Sharing Plan (the "Deferred Plan"), Agilent's Retirement Plan (the "Retirement Plan") and Agilent's Excess Benefit Retirement Plan (the "Excess Benefit Plan"). To calculate the number of years of an eligible employee's service, the pension plans will bridge each eligible employee's service with Hewlett-Packard Company to that eligible employee's service with Agilent.

                      ESTIMATED ANNUAL RETIREMENT BENEFITS

 HIGHEST FIVE-YEAR      15 YEARS     20 YEARS     25 YEARS     30 YEARS
AVERAGE COMPENSATION   OF SERVICE   OF SERVICE   OF SERVICE   OF SERVICE
--------------------   ----------   ----------   ----------   ----------
400,0$00........        $ 86,851     $115,801     $144,751     $173,701
600,000........          131,851      175,801      219,751      263,701
800,000........          176,851      235,801      294,751      353,701
1,000,000......          221,851      295,801      369,751      443,701
1,200,000......          266,851      355,801      444,751      533,701
1,400,000......          311,851      415,801      519,751      623,701
1,600,000......          356,851      475,801      594,751      713,701
1,800,000......          401,851      535,801      669,751      803,701

     For fiscal year 2000, benefits exceeding $135,000 will be paid pursuant to the Excess Benefit Plan. No more than $170,000 (as adjusted from time to time by the U.S. Internal Revenue Service) of eligible compensation may be taken into account in calculating benefits payable under the Retirement Plan or the Deferred Plan. Benefits attributable to annual earnings over $170,000 are payable under the Excess Benefit Plan. Benefits payable under the Excess Benefit Plan are available in a lump sum or up to 15 annual installments.

     The compensation used to determine the benefits summarized in the table above equals base pay. The covered compensation for each of the Named Executive Officers is the highest five-year average of such base pay for such Executive Officer.

     Agilent's employees received credit under Hewlett-Packard Company's plans for their years of service with Hewlett-Packard Company. Named Executive Officers have been credited with the following years of service as of December 26, 2000: Mr. Barnholt, 30 years; Mr. Scruggs, 27.8 years; Mr. Anderson, 30 years; Mr. Sullivan, 23.8 years; and Mr. Walker, 25 years. Retirement benefits shown are expressed as a single life annuity at age 65 and reflect the maximum offset currently in effect under Section 401(l) of the Code, to compute the offset for such benefits under the pension plan. For purposes of calculating the benefit, an employee cannot be credited with more than 30 years of service. Benefits under the Retirement Plan are payable in the form of a single life annuity, a qualified joint and survivor annuity or a lump sum.

     Prior to November 1, 1999, Hewlett-Packard Company maintained the Hewlett-Packard Company Officers Early Retirement Plan (the "Officers Plan"). The Officers Plan provided early retirement benefits to certain elected officers of Hewlett-Packard Company. Effective October 31, 1999, the Officers Plan was terminated, and officers covered by the Officers Plan received a present value single lump-sum settlement of benefits accrued under the Officers Plan. Such amounts were credited directly to such officers' deferral accounts under the Agilent Technologies, Inc. Executive Deferred Compensation Plan as follows: Mr. Barnholt, $1,976,051; Mr. Scruggs, $742,074; Mr. Anderson, $757,534; and Mr.
Walker, $384,061. Any amounts credited to an officer's deferral account as described above will be subject to forfeiture if the officer terminates his employment with Agilent prior to April 1, 2001, unless he is a retiree who had attained age 58 prior to April 1, 1999.

                      REPORT OF THE COMPENSATION COMMITTEE
                     OF THE BOARD ON EXECUTIVE COMPENSATION

Agilent's executive compensation program is administered by the Compensation Committee of the Board (the "Compensation Committee"). The Compensation Committee, which is composed of non-employee directors, is responsible for approving and reporting to the Board on all elements of compensation for the elected corporate officers. The Compensation Committee has furnished the following report on executive compensation for fiscal year 2000.

COMPENSATION PHILOSOPHY

The goal of the executive compensation program is to provide a total compensation package composed of pay, stock and benefits. The total package is designed to inspire and reward superior performance by executives, business organizations and Agilent, and to include executives in the success of Agilent.

EXECUTIVE COMPENSATION PRACTICES

Each year the Compensation Committee surveys the executive compensation practices of S&P 500 High Technology companies. The Compensation Committee's practice is to target direct compensation levels for Agilent's executives at the 50th percentile of total direct compensation of surveyed companies. Total direct compensation includes base pay, short-term bonus at target and long-term incentives. Overall, individual performance is measured against the following factors; these factors may vary as required by business conditions:

     - long-term strategic goals;

     - short-term business goals;

     - revenue and profit goals;

     - customer satisfaction;

     - new business creation;

     - total stockholder return;

     - the development of employees; and

     - the fostering of teamwork and other Agilent values.

In setting the goals and measuring an executive's performance against those goals, Agilent considers the performance of its competitors and general economic and market conditions. None of the factors included in Agilent's strategic and business goals are assigned a specific weight. Instead, the Compensation Committee recognizes that the relative importance of these factors may change in order to adapt Agilent's operations to specific business challenges and to reflect changing economic and marketplace conditions.

In fiscal year 2000, Agilent introduced a new short-term bonus program, the Agilent Technologies, Inc. Pay-For-Results Plan (the "Pay for Results Plan"). The Pay for Results Plan included 756 of Agilent's top business, sales and corporate managers. This performance-based compensation is designed to provide executives with rewards based on individual performance and obtaining short-term business goals. The Pay for Results Plan will continue in fiscal year 2001.

COMPONENTS OF EXECUTIVE COMPENSATION

The compensation program for executive officers consists of the following four components:

     - base pay;

     - short-term bonus;

     - long-term incentives; and

     - benefits.

BASE PAY

Base pay is baseline cash compensation and is determined by the competitive market and individual performance. Base pay for each executive officer is established each year based on a salary range, which corresponds to the executive officer's job responsibilities and the executive officer's overall individual job performance.

SHORT-TERM BONUS

Short-term bonus is cash compensation that is paid semi-annually when performance targets are achieved. During fiscal year 2000, the executive officers participated in the Pay for Results Plan. Actual bonuses paid to executive officers are based on achievement of profit and revenue goals established in advance of each performance period.

LONG-TERM INCENTIVES

The long-term incentive program is designed to encourage creation of long-term value for our stockholders and equity ownership by our executives. During fiscal year 2000, Agilent made stock option grants to each of Agilent's executive officers under the Stock Plan. Each grant allows the officer to acquire shares of Agilent's common stock, subject to the completion of a four-year vesting period, and continued employment with Agilent. These shares may be acquired at a fixed price per share (the market price on the grant date) over a ten-year period. Individual and business unit performance determine an executive's grant amount.

BENEFITS

The global benefits philosophy provides employees protection from catastrophic events and offers health and welfare benefits typical in the given country in which Agilent operates. In addition, through the benefits survey process, benefits offered by competitors, as well as benefits that set Agilent apart as an employer, may be incorporated into the benefits package. Where applicable, employees are responsible for managing benefit choices, balancing their own level of risk and return.

POLICY REGARDING COMPENSATION IN EXCESS OF $1 MILLION A YEAR

Section 162(m) of the Code generally disallows a tax deduction to public companies for compensation in excess of $1 million paid to Agilent's Chief Executive Officer or any of the four other most highly compensated executive officers. Certain compensation is specifically exempt from the deduction limit to the extent that it does not exceed $1 million during any fiscal year or is "performance based" as defined in Section 162(m) of the Code. The Compensation Committee considers the net cost to Agilent. Accordingly, the Stock Plan and the Pay For Results Plan (the annual bonus plan) have been designed to qualify under
Section 162(m) of the Code.

STOCK OWNERSHIP GUIDELINES

Agilent's stock ownership guidelines are designed to increase an executive's equity stake in Agilent and more closely align his or her interests with those of our stockholders. The guidelines provide that the President and CEO should attain an investment position in Agilent's stock equal to five times his or her annual targeted total cash compensation under the Pay for Results Plan, and all other executive officers should attain an investment position equal to three times their targeted total cash compensation under the Pay for Results Plan, in each case within five years of election to their positions.

COMPENSATION FOR THE CHIEF EXECUTIVE OFFICER

Edward W. Barnholt has served as President and Chief Executive Officer since May 4, 1999. The Compensation Committee used the executive compensation practices described above to determine Mr. Barnholt's fiscal year 2000 compensation. In setting both the cash-based and equity-based elements of Mr. Barnholt's compensation, the Compensation Committee made an overall assessment of Mr. Barnholt's leadership in establishing Agilent's long-term and short-term strategic, operational and business goals in Agilent's first year as a separate company from Hewlett-Packard Company. Mr. Barnholt's total compensation reflects a consideration of both competitive forces and Agilent's performance.

The Compensation Committee surveyed the total direct compensation for chief executive officers of selected high technology companies. Based on this information, the Compensation Committee determined a median around which the Compensation Committee built a competitive range for cash-based and equity-based elements of the compensation package. As a result of this review, the Compensation Committee determined a mix of base salary and bonus opportunity, along with an equity position to align Mr. Barnholt's compensation with the growth of Agilent. The resulting total compensation package was competitive for CEO's running companies comparable in size and complexity to Agilent.

Additionally, as part of the review process, the Compensation Committee assessed Agilent's financial and business results compared to other companies within the high-technology industry; Agilent's financial performance relative to its financial performance in prior periods; Agilent's market competitiveness as measured by customer feedback, new business creation and product generation; and the health of the Agilent organization as measured by employee surveys and the ability to attract and retain key talent. The fact that Mr. Barnholt was leading Agilent's separation from Hewlett-Packard Company and establishing confidence in the new company with investors and customers was also taken into consideration in determining his compensation package.

The specific recommendation for Mr. Barnholt positioned his target total cash compensation at $1,600,000: $1,000,000 in base salary, with a $600,000 bonus opportunity under the Pay for Results Plan. The bonus opportunity could have increased to $1,200,000 if maximum performance objectives were achieved. Consistent with the Pay for Results Plan, the performance objectives were based on Agilent's net profit and revenue growth. In fiscal year 2000, Mr. Barnholt received $660,000 under the Pay for Results Plan.

In determining the stock option grant for Mr. Barnholt, the Compensation Committee evaluated his total direct compensation compared to CEO's of comparable companies and determined that an award of a non-qualified stock option to purchase 750,000 shares of Agilent common stock was appropriate.

Submitted by:

Compensation Committee

    David M. Lawrence, M.D., Chairperson
    James G. Cullen
    Thomas E. Everhart
    Gerald Grinstein
    Randall L. Tobias

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The members of the Compensation Committee are set forth in the preceding section. There are no members of the Compensation Committee who were officers or employees of Agilent or any of its subsidiaries during the fiscal year, formerly officers of Agilent, or had any relationship otherwise requiring disclosure hereunder.

                       AUDIT AND FINANCE COMMITTEE REPORT

The Audit and Finance Committee of the Board reviews the financial reporting process, the system of internal controls, the audit process and the process for monitoring compliance with laws and regulations. Each of the Audit and Finance Committee members satisfies the definition of independent director as established in the New York Stock Exchange Listing Standards. The Board adopted a written charter for the Audit and Finance Committee on May 17, 2000, which is attached to this proxy statement as APPENDIX B. Agilent operates with a November 1 to October 31 fiscal year. The Audit and Finance Committee met four times during the 2000 fiscal year.

The Audit and Finance Committee has reviewed Agilent's audited consolidated financial statements and discussed such statements with management. The Audit and Finance Committee has discussed with PricewaterhouseCoopers LLP, Agilent's independent accountants during the 2000 fiscal year, the matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit and Finance Committees, as amended).

The Audit and Finance Committee received from PricewaterhouseCoopers LLP the written disclosures required by Independence Standards Board Standard No. 1 and discussed with them their independence. Based on the review and discussions noted above, the Audit and Finance Committee recommended to the Board that Agilent's audited consolidated financial statements be included in Agilent's Annual Report on Form 10-K for the fiscal year ended October 31, 2000, and be filed with the U.S. Securities and Exchange Commission.

This report of the Audit and Finance Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that Agilent specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

Submitted by:

Audit and Finance Committee

    Heidi Kunz, Chairperson
    Thomas E. Everhart
    Robert J. Herbold
    Walter B. Hewlett
    Randall L. Tobias

                         STOCK PRICE PERFORMANCE GRAPH

     The graph below shows the one-year cumulative total stockholder return assuming the investment of $100 (and the reinvestment of any dividends thereafter) on November 18, 1999, the first trading day of Agilent's common stock, in each of Agilent's common stock, the S&P 500 Index, and a peer group.(1) Agilent's stock price performance shown in the following graph is not indicative of future stock price performance.

      COMPARISON OF 1 YEAR (11/18/99 TO 11/18/00) CUMULATIVE TOTAL RETURN* AMONG AGILENT TECHNOLOGIES, THE S&P 500 INDEX, AND THE PEER GROUP COMPOSITE

                            [PERFORMANCE GRAPH]<QC>
* $100 Invested on 11/18/99 in stock or index including reinvestment of any dividends granted

                                                           DOLLAR VALUE INVESTMENTS ON
                       ----------------------------------------------------------------------------------------------------
                       11/18/99   11/30/99   12/31/99   1/31/00   2/29/00   3/31/00   4/30/00   5/31/00   6/30/00   7/31/00
                       --------   --------   --------   -------   -------   -------   -------   -------   -------   -------
AGILENT                  100         96        176        150       236       236       201       167       168        93
S&P 500                  100         98        103         98        96       106       102       100       103       101
PEER GROUP               100         97        115        116       142       153       142       127       141       136

                             DOLLAR VALUE INVESTMENTS ON
                       ---------------------------------------
                       8/31/00   9/30/00   10/31/00   11/18/00
                       -------   -------   --------   --------
AGILENT                  139       111       105        108
S&P 500                  107       102       101         97
PEER GROUP               149       112       103         93

------------------------------
(1) The peer group is composed of companies that are members of the S&P High Technology Index, which are in sectors related to Agilent's businesses. They are: Communications Equipment, Computers (Networking), Electronics (Instrumentation), Electronics (Semiconductors), and Equipment (Semiconductor). These sectors were selected by Agilent with the underlying companies chosen and maintained by S&P:

                                               ELECTRONICS
    COMMUNICATIONS          COMPUTERS       (INSTRUMENTATION),          ELECTRONICS                   EQUIPMENT
      EQUIPMENT            (NETWORKING)     EXCLUDING AGILENT        (SEMICONDUCTORS)              (SEMICONDUCTOR)
----------------------  ------------------  ------------------   -------------------------   ---------------------------
ADC Telecommunications  Avaya Inc.           PerkinElmer Inc.    Adaptec Inc.                Applied Materials
Andrew Corp.            Cabletron Systems    Tektronix Inc.      Advanced Micro Devices      Broadcom Corporation
Comverse Technology     Cisco Systems                            Altera Corp.                KLA-Tencor Corp.
Corning Inc.            Network Appliances                       Analog Devices              Novellus Systems
JDS Uniphase Corp.                                               Conexant Systems            Teradyne Inc.
Lucent Technologies                                              Intel Corp.
Motorola Inc.                                                    Linear Technology
Nortel Networks Corp.                                            LSI Logic
Qualcomm Inc.                                                    Maxim Integrated Products
Scientific-Atlanta                                               Micron Technology
Tellabs Inc.                                                     National Semiconductor
                                                                 Texas Instruments
                                                                 Xilinx Inc.

                 ADDITIONAL QUESTIONS AND INFORMATION REGARDING
                  THE ANNUAL MEETING AND STOCKHOLDER PROPOSALS

Q:  WHAT HAPPENS IF ADDITIONAL PROPOSALS ARE PRESENTED AT THE ANNUAL MEETING?

A: Other than the 3 proposals described in this proxy statement, Agilent does not expect any matters to be presented for a vote at the annual meeting. If you grant a proxy, the persons named as proxy holders, Edward W. Barnholt, Agilent's President and Chief Executive Officer, and D. Craig Nordlund, Agilent's Senior Vice President, General Counsel and Secretary, will have the discretion to vote your shares on any additional matters properly presented for a vote at the annual meeting. If for any unforeseen reason any of Agilent's nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board.

Q:  WHAT CLASS OF SHARES IS ENTITLED TO BE VOTED?

A: Each share of Agilent's common stock outstanding as of the close of business on December 26, 2000, the Record Date, is entitled to one vote at the annual meeting. On the Record Date, Agilent had approximately 456,366,381 shares of common stock issued and outstanding.

Q:  WHAT IS THE QUORUM REQUIREMENT FOR THE ANNUAL MEETING?

A: The quorum requirement for holding the annual meeting and transacting business is a majority of the outstanding shares entitled to be voted. The shares may be present in person or represented by proxy at the annual meeting. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum. Broker non-votes, however, are not counted as shares present and entitled to be voted with respect to the matter on which the broker has expressly not voted. Thus, broker non-votes will not affect the outcome of any of the matters being voted on at the annual meeting. Generally, broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (1) the broker has not received voting instructions from the beneficial owner and (2) the broker lacks discretionary voting power to vote such shares.

Q:  WHO WILL COUNT THE VOTE?

A: A representative of Computershare Investor Services, Agilent's transfer agent, will tabulate the votes and act as the inspector of election.

Q:  IS MY VOTE CONFIDENTIAL?

A: Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Agilent or to third parties except
   (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, or (3) to facilitate a successful proxy solicitation by the Board. Occasionally, stockholders provide written comments on their proxy card which are then forwarded to Agilent's management.

Q:  WHO WILL BEAR THE COST OF SOLICITING VOTES FOR THE ANNUAL MEETING?

A: Agilent will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by Agilent's directors, officers, and employees, who will not receive any additional compensation for such solicitation activities. Agilent has retained the services of Corporate Investor Communications, Inc. ("CIC") to aid in the solicitation of proxies from banks, brokers, nominees and intermediaries. Agilent estimates that it will pay CIC a fee of $16,000 for its services. In addition, Agilent may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners.

Q: MAY I PROPOSE ACTIONS FOR CONSIDERATION AT NEXT YEAR'S ANNUAL MEETING OF STOCKHOLDERS OR NOMINATE INDIVIDUALS TO SERVE AS DIRECTORS?

A: You may submit proposals for consideration at future annual stockholder meetings, including director nominations.

   STOCKHOLDER PROPOSALS: In order for a stockholder proposal to be considered for inclusion in Agilent's proxy statement for next year's annual meeting, the written proposal must be received by Agilent no later than September 7, 2001. Such proposals will need to comply with the U.S. Securities and Exchange Commission's regulations regarding the inclusion of stockholder proposals in Agilent-sponsored proxy materials. In order for a stockholder proposal to be raised from the floor during next year's annual meeting, written notice must be received by Agilent no later than October 26, 2001 and should contain such information as required under Agilent's Bylaws.

   NOMINATION OF DIRECTOR CANDIDATES: Agilent's Bylaws permit stockholders to nominate directors at a stockholder meeting. In order to make a director nomination at an annual stockholder meeting, it is necessary that you notify Agilent not fewer than 120 days in advance of the date of the prior year's annual meeting of stockholders. Thus, since this year's annual meeting is February 23, in order for any such nomination notice to be timely for next year's annual meeting, it must be received by Agilent not later than October 26, 2001 (i.e., 120 days prior to February 23). In addition, the notice must meet all other requirements contained in Agilent's Bylaws and include any other information required pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended.

   COPY OF BYLAW PROVISIONS: You may contact the Agilent Corporate Secretary at Agilent's corporate headquarters for a copy of the relevant Bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

   AGILENT'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED OCTOBER 31, 2000, IS AVAILABLE WITHOUT CHARGE TO EACH STOCKHOLDER, ON SUCH STOCKHOLDER'S WRITTEN REQUEST TO THE UNDERSIGNED AT AGILENT'S ADDRESS INDICATED ON THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS ON THE FIRST PAGE OF THIS PROXY STATEMENT.

   By Order of the Board

    /s/ D. Craig Nordlund
    D. CRAIG NORDLUND
   Senior Vice President, General Counsel and
    Secretary
   Dated: January 16, 2001

                                   APPENDIX A
                           AGILENT TECHNOLOGIES, INC.

                                1999 STOCK PLAN
            (Amendment and Restatement, effective December 14, 2000)

      1. PURPOSES OF THE PLAN. The purpose of this 1999 Stock Plan is to encourage ownership in the Company by key personnel whose long-term employment is considered essential to the Company's continued progress and, thereby, encourage recipients to act in the stockholder's interest and share in the Company's success.

      2. DEFINITIONS. As used herein, the following definitions shall apply:

        (a) "ADMINISTRATOR" means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

        (b) "AFFILIATE" means any entity that is directly or indirectly controlled by the Company or any entity in which the Company has a significant ownership interest as determined by the Administrator.

        (c) "APPLICABLE LAWS" means the requirements relating to the administration of stock option plans under U.S. federal and state laws, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign jurisdiction where Awards are, or will be, granted under the Plan.

        (d) "AWARD" means a Cash Award, Stock Award, SAR, or Option granted in accordance with the terms of the Plan.

        (e) "AWARDEE" means the holder of an outstanding Award.

        (f) "AWARD AGREEMENT" means a written or electronic agreement between the Company and an Awardee evidencing the terms and conditions of an individual Award. The Award Agreement is subject to the terms and conditions of the Plan.

        (g) "BOARD" means the Board of Directors of the Company.

        (h) "CASH AWARDS" means cash awards granted pursuant to Section 13 of the Plan.

        (i) "CODE" means the United States Internal Revenue Code of 1986, as amended.

        (j) "COMMITTEE" means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

        (k) "COMMON STOCK" means the common stock of the Company.

        (l) "COMPANY" means Agilent Technologies, Inc., a Delaware corporation.

        (m) "CONSULTANT" means any person, including an advisor, engaged by the Company or a Subsidiary to render services to such entity or any person who is an employee, advisor, director or consultant of an Affiliate.

        (n) "DIRECTOR" means a member of the Board.

        (o) "EMPLOYEE" means a regular employee of the Company or any Subsidiary, including Officers and Directors, who is treated as an employee in the personnel records of the Company or its Subsidiary for the relevant period, but shall exclude individuals who are classified by the Company or its Subsidiary as (A) leased from or otherwise employed by a third party, (B) independent contractors, or
           (C) intermittent or temporary, even if any such classification is changed retroactively as a result of an audit, litigation or otherwise. An Awardee shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or its

           Subsidiary or (ii) transfers between locations of the Company or between the Company, any Subsidiary, or any successor. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

        (p) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

        (q) "FAIR MARKET VALUE" means, as of any date, the average of the highest and lowest quoted sales prices for such Common Stock as of such date (or if no sales were reported on such date, the average on the last preceding day a sale was made) as quoted on the stock exchange or a national market system, with the highest trading volume, as reported in such source as the Administrator shall determine.

        (r) "GRANT DATE" means the date selected by the Administrator, from time to time, upon which Awards are granted to Participants pursuant to this Plan.

        (s) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

        (t) "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

        (u) "OFFICER" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

        (v) "OPTION" means a stock option granted pursuant to the Plan. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options.

        (w) "PARTICIPANT" means an Employee, Director or Consultant.

        (x) "PLAN" means this 1999 Stock Plan, as amended and restated effective December 14, 2000.

        (y) "RESTRICTED STOCK" means shares of Common Stock acquired pursuant to a grant of a Stock Award under Section 12 of the Plan.

        (z) "SHARE" means a share of the Common Stock, as adjusted in accordance with Section 15 of the Plan.

        (aa) "SAR" means a stock appreciation right granted pursuant to Section 11 of the Plan.

        (bb) "STOCK AWARDS" means right to purchase or receive Common Stock pursuant to Section 12 of the Plan.

        (cc) "SUBSIDIARY" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

      3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 15 of the Plan, the maximum aggregate number of Shares that may be issued under the Plan is 112,800,000 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock. Preferred stock may be issued in lieu of Common Stock for Awards.

     If an Award expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto, if any, shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan, whether upon exercise of an Award, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

      4. ADMINISTRATION OF THE PLAN.

        (a) Procedure.

           (i) Multiple Administrative Bodies. The Plan may be administered by different Committees with respect to different groups of Participants.

           (ii) Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Awards granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

           (iii)Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3 promulgated under the Exchange Act ("Rule 16b-3"), the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

           (iv) Other Administration. The Board may delegate to the Executive Committee of the Board (the "Executive Committee") the power to approve Awards to Participants who are not (A) subject to
                Section 16 of the Exchange Act or (B) at the time of such approval, "covered employees" under Section 162(m) of the Code.

        (b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

           (i) to select the Participants to whom Awards may be granted hereunder;

           (ii) to determine the number of shares of Common Stock to be covered by each Award granted hereunder;

           (iii)  to approve forms of agreement for use under the Plan;

           (iv) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when an Award may be exercised (which may or may not be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

           (v) to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

           (vi) to adopt rules and procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures. Without limiting the generality of the foregoing, the Administrator is specifically authorized (A) to adopt the rules and procedures regarding the conversion of local currency, withholding procedures and handling of stock certificates which vary with local requirements, (B) to adopt sub-plans and Plan addenda as the Administrator deems desirable, to accommodate foreign tax laws, regulations and practice;

           (vii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans and Plan addenda;

           (viii) to modify or amend each Award, including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan, provided, however, that any such amendment is subject to
                  Section 16(C) of the Plan and may not impair any outstanding Award unless agreed to in writing by the Awardee;

           (ix) to allow Awardees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Award that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Awardee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

           (x) to authorize conversion or substitution under the Plan of any or all outstanding stock options held by optionees of an entity acquired by the Company (the "Conversion Options"). Any conversion or substitution shall be effective as of the close of the merger or acquisition. The Conversion Options may be Nonstatutory Stock Options or Incentive Stock Options, as determined by the Administrator. Unless otherwise determined by the Administrator at the time of conversion or substitution, all Conversion Options shall have the same terms and conditions as Options generally granted by the Company under the Plan;

           (xi) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

           (xii) to make all other determinations deemed necessary or advisable for administering the Plan and any Award granted hereunder.

        (c) Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations shall be final and binding on all Awardees.

      5. ELIGIBILITY. Awards may be granted to Participants, provided, however, that Incentive Stock Options may be granted only to Employees.

      6. LIMITATIONS.

        (a) Each Option shall be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Awardee during any calendar year (under all plans of the Company and any Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

        (b) For purposes of Incentive Stock Options, no leave of absence may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 91st day of such leave an Awardee's employment with the Company shall be deemed terminated for Incentive Stock Option purposes and any Incentive Stock Option held by the Awardee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option three (3) months thereafter.

        (c) No Participant shall have any claim or right to be granted an Award and the grant of any Award shall not be construed as giving a Participant the right to continue in the employ of the Company, its Subsidiaries or Affiliates.

     Further, the Company, its Subsidiaries and Affiliates expressly reserve the right, at any time, to dismiss a Participant at any time without liability or any claim under the Plan, except as provided herein or in any Award Agreement entered into hereunder.

        (d) The following limitations shall apply to grants of Options and SARs:

           (i) No Participant shall be granted, in any fiscal year of the Company, Options to purchase or SARs for more than 1,000,000 Shares.

           (ii) In connection with his or her initial service, a Participant may be granted Options to purchase or SARs for up to an additional 1,000,000 Shares which shall not count against the limit set forth in subsection (i) above.

           (iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 15.

           (iv) If an Option or SAR is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 15), the cancelled Option or SAR will be counted against the limits set forth in subsections
                 (i) and (ii) above.

           (v) SARs to be granted under this Plan shall not exceed 5% of the total shares reserved for issuance under the Plan;

           (vi) No more than 10% of the total shares reserved for issuance under the Plan will constitute Stock Awards granted under this Plan;

           (vii) No more than 20% of the total shares reserved for issuance under the Plan will constitute Nonstatutory Stock Options, with an exercise price less than Fair Market Value on the Grant Date, granted under this Plan; and

           (viii) Nonstatutory Stock Option with an exercise price less than Fair Market Value on the Grant Date shall not be granted to any Officer.

      7. TERM OF PLAN. Subject to Section 21 of the Plan, the Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 16 of the Plan.

      8. TERM OF AWARD. The term of each Award shall be determined by the Administrator and stated in the Award Agreement. In the case of an Incentive Stock Option, the term shall be ten (10) years from the Grant Date or such shorter term as may be provided in the Award Agreement.

      9. OPTION EXERCISE PRICE AND CONSIDERATION.

        (a) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

           (i) In the case of an Incentive Stock Option the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the Grant Date.

           (ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be no less than seventy-five per cent (75%) of the Fair Market Value per Share on the Grant Date. In the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the Grant Date.

           (iii) Notwithstanding the foregoing, at the Administrator's discretion, Conversion Options (as defined in Section 4(b)(x)) may be granted with a per Share exercise price of less than 75% of the Fair Market Value per Share on the Grant Date.

           (iv) Other than in connection with a change in the Company's capitalization (as described in Section 15(a), Options may not be repriced, replaced, regranted through cancellation or modified without shareholder approval if the effect of such repricing, replacement, regrant or modification would be to reduce the exercise price of such Incentive Stock Options or Nonstatutory Stock Options.

        (b) Vesting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions that must be satisfied before the Option may be exercised.

        (c) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the Grant Date. Acceptable forms of consideration may include:

           (i)  cash;

           (ii)  check or wire transfer (denominated in U.S. Dollars);

           (iii) other Shares which (A) in the case of Shares acquired upon exercise of an Option, have been owned by the Awardee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

           (iv) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

           (v)  any combination of the foregoing methods of payment; or

           (vi) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

     10. EXERCISE OF OPTION.

        (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the respective Award Agreement. No Option may be exercised during any leave of absence other than an approved personal or medical leave with an employment guarantee upon return. An Option shall continue to vest during any authorized leave of absence and such Option may be exercised to the extent vested upon the Awardee's return to active employment status. An Option may not be exercised for a fraction of a Share.

                An Option shall be deemed exercised when the Company receives:
           (i) written or electronic notice of exercise (in accordance with the Award Agreement) from the person entitled to exercise the Option,
           (ii) full payment for the Shares with respect to which the related Option is exercised, and (iii) with respect to Nonstatutory Stock Options, payment of all applicable withholding taxes due upon such exercise.

                Shares issued upon exercise of an Option shall be issued in the name of the Awardee or, if requested by the Awardee, in the name of the Awardee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 15 of the Plan.

                Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

        (b) Termination of Employment. Unless otherwise provided for by the Administrator in the Award Agreement, if an Awardee ceases to be an Employee, other than as a result of circumstances described in Sections 10(c), (d), (e) and (f) below, the Awardee's unvested Option, shall terminate immediately upon the Awardee's termination. On the date of the Awardee's termination of employment, the Shares covered by the unvested portion of his or her Option shall revert to the Plan.

                Unless otherwise provided for by the Administrator in the Award Agreement, if an Awardee ceases to be an Employee, other than as a result of circumstances described in Sections 10(c), (d), (e) and (f) below, the Awardee's vested Option, granted on or after December 14, 2000, shall be exercisable for 3 months after the Awardee's termination, or if earlier, the expiration of the term of such Option. The Awardee's vested Option granted between January 1, 2000 and July 31, 2000, shall be exercisable for 3 months after the Awardee's termination, or if earlier, the expiration of the term of such Option. All of the Awardee's other vested Options, shall terminate immediately upon the Awardee's termination. If, the Awardee does not exercise his or her vested Option within the appropriate exercise period set forth above, the Option shall automatically terminate, and the Shares covered by such Option shall revert to the Plan.

        (c) Disability or Retirement of Awardee. Unless otherwise provided for by the Administrator in the Award Agreement, if an Awardee ceases to be an Employee as a result of the Awardee's total and permanent disability or retirement due to age, in accordance with the Company's or its Subsidiaries' retirement policy, all unvested Options shall immediately vest and the Awardee may exercise his or her Option within three (3) years of the date of such disability or retirement for a Nonstatutory Stock Option, within three (3) months of the date of such disability or retirement for an Incentive Stock Option, or if earlier, the expiration of the term of such Option. If the Awardee does not exercise his or her Option within the time specified herein, the Option shall automatically terminate, and the Shares covered by such Option shall revert to the Plan.

        (d) Death of Awardee. Unless otherwise provided for by the Administrator in the Award Agreement, if an Awardee dies while an Employee, all unvested Options shall immediately vest and all Options may be exercised for one (1) year following the Awardee's death, or if earlier, the expiration of the term of such Option. The Option may be exercised by the beneficiary designated by the Awardee (as provided in Section 17), the executor or administrator of the Awardee's estate or, if none, by the person(s) entitled to exercise the Option under the Awardee's will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall automatically terminate, and the Shares covered by such Option shall revert to the Plan.

        (e) Voluntary Severance Incentive Program. If an Awardee ceases to be an Employee as a result of participation in the Company's or its Subsidiaries' voluntary severance incentive program approved by the Board or Executive Committee, all unvested Options shall immediately vest and all outstanding Options shall be exercisable for three (3) months following the Awardee's termination (or such other period of time as provided for by the Administrator) or if earlier, the expiration of the term of such Option. If, after termination, of Awardee's employment the Awardee does not exercise his or her Option within the time specified herein, the Option shall automatically terminate, and the Shares covered by such Option shall revert to the Plan.

        (f) Divestiture. If an Employee ceases to be a Participant because of a divestiture of the Company, the Administrator may, in its sole discretion, make such Employee's outstanding Options fully vested and exercisable and provide that such Options remain exercisable for a period of time to be determined by the Administrator. The determination of whether a divestiture will occur shall be made by the Administrator in its sole discretion. If, after the close of the divestiture, the Awardee does not exercise his or her Option within the time specified herein, the Option shall automatically terminate and the shares covered by such Option shall revert to the Plan.

        (g) Buyout Provisions. At any time, the Administrator may, but shall not be required to, offer to buy out for a payment in cash or Shares an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Awardee at the time that such offer is made.

     11. SARS.

        (a) General. The Administrator may grant SARs to Participants subject to the terms and conditions not inconsistent with the Plan and determined by the Administrator. The terms and conditions shall be provided for in the Award Agreement which may be delivered in writing or electronically. SARs shall be exercisable, in whole or in part, at such times as the Administrator shall specify in the Award Agreement.

        (b) Exercise. Upon the exercise of a SAR, in whole or in part, an Awardee shall be entitled to a cash payment in an amount equal to the difference between the Fair Market Value of a fixed number of shares of Common Stock covered by the exercised portion of the SAR on the date of such exercise, over the Fair Market Value of the Common Stock covered by the exercised portion of the SAR on the Grant Date; provided, however, that the Administrator may place limits on the aggregate amount that may be paid upon the exercise of a SAR. The Company's obligation arising upon the exercise of a SAR will be paid in cash.

        (c) Method of Exercise. A SAR shall be deemed to be exercised when written or electronic notice of such exercise has been given to the Company in accordance with the terms of the SAR by the person entitled to exercise the SAR. The SAR shall cease to be exercisable to the extent it has been exercised.

        (d) Termination of Employment. Unless otherwise provided for by the Administrator in the Award Agreement, if an Awardee ceases to be an Employee, other than as a result of circumstances described in Sections 11(e) and (f) below, the Awardee's unvested SAR, shall terminate immediately upon the Awardee's termination.

                Unless otherwise provided for by the Administrator in the Award Agreement, if an Awardee ceases to be an Employee, other than as a result of circumstances described in Sections 11(e) and (f) below, the Awardee's vested SAR, granted on or after December 14, 2000, shall be exercisable for 3 months after the Awardee's termination, or if earlier, the expiration of the term of such SAR. The Awardee's vested SAR granted between January 1, 2000 and July 31, 2000, shall be exercisable for 3 months after the Awardee's termination, or if earlier, the expiration of the term of such SAR. All of the Awardee's other vested SARs, shall terminate immediately upon the Awardee's termination.

        (e) Disability or Retirement of Awardee. Unless otherwise provided for by the Administrator in the Award Agreement, if an Awardee ceases to be an Employee as a result of the Awardee's total and permanent disability or retirement due to age, in accordance with the Company's or its Subsidiaries' retirement policy, the Award shall immediately vest. The Awardee may exercise his or her SAR within three (3) three years following the Awardee's total and permanent disability or retirement or, if earlier, the expiration of the term of such SAR. If the Awardee fails to exercise his or her SAR within the specified time period, the SAR shall terminate.

        (f) Death of Awardee. Unless otherwise provided for by the Administrator in the Award Agreement, if an Awardee dies while an Employee, the SAR shall immediately vest and be exercisable for (1) one year following the Awardee's death or, if earlier, the expiration of the term of such SAR. The SAR may be exercised by the beneficiary designated by the Awardee (as provided in Section 17), the executor or administrator of the Awardee's estate or, if none, by the person(s) entitled to exercise the SAR under the Awardee's will or the laws of descent or distribution. If the SAR is not so exercised within the specified time period, the SAR shall terminate.

        (g) Buyout Provisions. At any time, the Administrator may, but shall not be required to, offer to buy out for a payment in cash or Shares, SAR previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Awardee at the time that such offer is made.

     12. STOCK AWARDS.

        (a) General. Stock Awards may be issued either alone, in addition to, or in tandem with other Awards granted under the Plan. After the Administrator determines that it will offer a Stock Award under the Plan, it shall advise the Awardee in writing or electronically, by means of an Award Agreement, of the terms, conditions and restrictions related to the offer, including the number of Shares that the Awardee shall be entitled to receive or purchase, the price to be paid, if any, and, if applicable, the time within which the Awardee must accept such offer. The offer shall be accepted by execution of an Award Agreement in the form determined by the Administrator. The Administrator will require that all shares subject to a right of repurchase or forfeiture be held in escrow until such repurchase right or risk of forfeiture lapses. The grant or vesting of a stock award may be made contingent on achievement of performance conditions, including net order dollars, net profit dollars, net profit growth, net revenue dollars, revenue growth, individual performance, earnings per share, return on assets, return on equity, and other financial objectives, customer satisfaction indicators and guaranteed efficiency measures, each with respect to Agilent and/or an individual business unit.

        (b) Forfeiture. Unless the Administrator determines otherwise, the Award Agreement shall provide for the forfeiture of the unvested Restricted Stock upon the Awardee ceasing to be an Employee except as provided below in Sections 12(c), (d) and (e). To the extent that the Awardee purchased the Restricted Stock, the Company shall have a right to repurchase the unvested Restricted Stock at the original price paid by the Awardee upon Awardee ceasing to be a Participant for any reason, except as provided below in Sections 12(c), (d) and (e).

        (c) Disability or Retirement of Awardee. Unless otherwise provided for by the Administrator in the Award Agreement, if an Awardee ceases to be an Employee as a result of the Awardee's total and permanent disability or retirement due to age, in accordance with the Company's or its Subsidiaries' retirement policy, the Award shall continue to vest, provided the following conditions are met:

           (i) The Awardee shall not render services for any organization or engage directly or indirectly in any business which, in the opinion of the Administrator, competes with, or is in conflict with the interest of, the Company. The Awardee shall be free, however, to purchase as an investment or otherwise stock or other securities of such organizations as long as they are listed upon a recognized securities exchange or traded over-the-counter, or as long as such investment does not represent a substantial investment to the Awardee or a significant (greater than 10%) interest in the particular organization. For the purposes of this subsection, a company (other than a Subsidiary) which is engaged in the business of producing, leasing or selling products or providing services of the type now or at any time hereafter made or provided by the Company shall be deemed to compete with the Company;

           (ii) The Awardee shall not, without prior written authorization from the Company, use in other than the Company's business, any confidential information or material relating to the business of the Company, either during or after employment with the Company;

           (iii) The Awardee shall disclose promptly and assign to the Company all right, title and interest in any invention or idea, patentable or not, made or conceived by the Awardee during employment by the Company, relating in any manner to the actual or anticipated business, research or development work of the Company and shall do anything reasonably necessary to enable the Company to secure a patent where appropriate in the United States and in foreign countries; and

           (iv) An Awardee retiring due to age shall render, as a Consultant and not as an Employee, such advisory or consultative services to the Company as shall be reasonably requested by the Board or the Executive Committee in writing from time to time, consistent with the state of the retired Awardee's health and any employment or other activities in which such Awardee may be engaged. For purposes of this Plan, the Awardee shall not be required to devote a major portion of time to such services and shall be entitled to reimbursement for any reasonable out-of-pocket expenses incurred in connection with the performance of such services.

        (d) Death of Awardee. Unless otherwise provided for by the Administrator in the Award Agreement, if an Awardee dies while an Employee, the Stock Award shall immediately vest and all forfeiture provisions and repurchase rights shall lapse as to a prorated number of shares determined by dividing the number of whole years since the Grant Date by the number of whole years between the Grant Date and the date that the Stock Award would have fully vested (as provided for in the Award Agreement). The vested portion of the Stock Award shall be delivered to the beneficiary designated by the Awardee (as provided in Section
           17), the executor or administrator of the Awardee's estate or, if none, by the person(s) entitled to receive the vested Stock Award under the Awardee's will or the laws of descent or distribution.

        (e) Voluntary Severance Incentive Program. If an Awardee ceases to be an Employee as a result of participation in the Company's or its Subsidiaries' voluntary severance incentive program approved by the Board or Executive Committee, the Stock Award shall immediately vest and all forfeiture provisions and repurchase rights shall lapse as to a prorated number of shares determined by dividing the number of whole years since the Grant Date by the number of whole years between the Grant Date and the date that the Stock Award would have fully vested (as provided for in the Award Agreement).

        (f) Rights as a Shareholder. Unless otherwise provided for by the Administrator, once the Stock Award is accepted, the Awardee shall have the rights equivalent to those of a shareholder, and shall be a shareholder when his or her acceptance of the Stock Award is entered upon the records of the duly authorized transfer agent of the Company.

     13. CASH AWARDS. Cash Awards may be granted either alone, in addition to, or in tandem with other Awards granted under the Plan. After the Administrator determines that it will offer a Cash Award, it shall advise the Awardee in writing or electronically, by means of an Award Agreement, of the terms, conditions and restrictions related to the Cash Award.

     14. NON-TRANSFERABILITY OF AWARDS. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by the beneficiary designation, will or by the laws of descent or distribution and may be exercised, during the lifetime of the Awardee, only by the Awardee. If the Administrator makes an Award transferable, such Award shall contain such additional terms and conditions as the Administrator deems appropriate.

     15. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION, MERGER OR ASSET SALE.

        (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number and kind of shares of Common Stock covered by each outstanding Award, and the number and kind of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Award, as well as the price per share of Common Stock covered by each such outstanding Award, shall be proportionately adjusted for any increase or decrease in the number or kind of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award.

        (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Awardee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Option or SAR to be fully vested and exercisable until ten
           (10) days prior to such transaction. In addition, the Administrator may provide that any restrictions on any Award shall lapse prior to the transaction, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed transaction.

        (c) Merger or Asset Sale. In the event there is a change of control of the Company, as determined by the Board, the Board may, in its discretion, (A) provide for the assumption or substitution of, or adjustment to, each outstanding Award (B) accelerate the vesting of Options and SARs and terminate any restrictions on Cash Awards or Stock Awards and (C) provide for the cancellation of Awards for a cash payment to the Awardee.

     16. AMENDMENT AND TERMINATION OF THE PLAN.

        (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

        (b) Shareholder Approval. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

        (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Award, unless mutually agreed otherwise between the Awardee and the Administrator, which agreement must be in writing and signed by the Awardee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

     17. DESIGNATION OF BENEFICIARY.

        (a) An Awardee may file a written designation of a beneficiary who is to receive the Awardee's rights pursuant to Awardee's Award or the Awardee may include his or her Awards in an omnibus beneficiary designation for all benefits under the Plan. To the extent that Awardee has completed a designation of beneficiary while employed with Hewlett-Packard Company, such beneficiary designation shall remain in effect with respect to any Award hereunder until changed by the Awardee.

        (b) Such designation of beneficiary may be changed by the Awardee at any time by written notice. In the event of the death of an Awardee and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Awardee's death, the Company shall allow the executor or administrator of the estate of the Awardee to exercise the Award, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may allow the spouse or one or more dependents or relatives of the Awardee to exercise the Award.

     18. LEGAL COMPLIANCE. Shares shall not be issued pursuant to the exercise of an Option or Stock Award unless the exercise of such Option or Stock Award and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     19. INABILITY TO OBTAIN AUTHORITY. To the extent the Company is unable to or the Administrator deems it infeasible to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, the Company shall be relieved of any liability with respect to the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     20. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     21. SHAREHOLDER APPROVAL. The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months of the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

     22. NOTICE. Any written notice to the Company required by any provisions of this Plan shall be addressed to the Secretary of the Company and shall be effective when received.

     23. GOVERNING LAW. This Plan and all determinations made and actions taken pursuant hereto shall be governed by the substantive laws, but not the choice of law rules, of the state of Delaware.

     24. UNFUNDED PLAN. Insofar as it provides for Awards, the Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Participants who are granted Awards of Shares under this Plan, any such accounts will be used merely as a bookkeeping convenience. Except for the holding of Restricted Stock in escrow pursuant to Section 12, the Company shall not be required to segregate any assets which may at any time be represented by Awards, nor shall this Plan be construed as providing for such segregation, nor shall the Company nor the Administrator be deemed to be a trustee of stock or cash to be awarded under the Plan. Any liability of the Company to any Awardee with respect to an Award shall be based solely upon any contractual obligations which may be created by the Plan; no such obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. Neither the Company nor the Administrator shall be required to give any security or bond for the performance of any obligation which may be created by this Plan.

           ADDENDUM TO THE AGILENT TECHNOLOGIES, INC. 1999 STOCK PLAN

     Pursuant to Section 4(b)(vi) of the Plan the following modifications to the Plan will apply in the countries as set forth below:

AUSTRALIA

     Pursuant to Section 4(b)(vi) of the Plan the following modifications to the Plan will apply in Australia:

     A. Purpose. This Addendum (the "Australian Addendum") to the 1999 Stock Plan is hereby adopted to set out certain rules which, together with the provisions of the Plan which are not modified hereby, will govern the operation of the Plan with respect to Australian-resident employees of the Company.

     B. Definitions. Except as set forth below, capitalized terms used herein shall have the meaning ascribed to them in the Plan. In the event of any conflict between these provisions and the Plan, these provisions shall prevail.

        For the purposes of this Australian Addendum:

        "Agilent" means Agilent Technologies, Inc. or its duly authorized subsidiary;

        "Australian Participants" means all persons to whom an offer or invitation of options over shares of common stock in Agilent is made in Australia under the Plan;

        "Plan" means collectively the 1999 Stock Plan and the Australian Addendum; and

     C. Form of Awards. Non-statutory Stock Options to acquire common stock in Agilent are the only Awards that will be granted to Australian Participants.

AUSTRIA

     Notwithstanding Section 3 herein, only newly issued shares will be issued to employees in Austria pursuant to the Plan.

BRAZIL

     All stock options granted in Brazil will only be exercisable using the cashless exercise method. Both full cashless exercise (proceeds remitted in cash) and partial cashless exercise (proceeds remitted in stock) may be permitted. Cash exercises are prohibited.

CHINA

     All stock options granted in China will only be exercisable using the cashless exercise method. Only full cashless exercise (proceeds remitted in cash) will be permitted. Cash exercises are prohibited.

FRANCE

     All options granted in France shall be subject to the additional terms and conditions of the Agilent Technologies, Inc. Sub-Plan for French Employees.

INDIA

     All options granted in India shall be subject to the additional terms and conditions of the Agilent Technologies, Inc. India Cashless Stock Option Sub-Plan.

ITALY

     Notwithstanding Section 3 herein, only newly issued shares will be issued to employees in Italy pursuant to the Plan.

SWITZERLAND

     Notwithstanding Section 8 herein, options granted in Switzerland shall have a term of ten (10) years and six (6) months.

                                                                      APPENDIX B

                      AUDIT AND FINANCE COMMITTEE CHARTER

I. MEMBERSHIP

     The Audit and Finance Committee (the "Committee") of the Board of Directors (the "Board") shall consist of at least three directors whose qualifications include financial literacy, independence, and accounting or related financial management expertise.

II. PURPOSE

     The Committee serves as the representative of the Board for the general oversight of Company affairs in the area of financial accounting and reporting and the underlying internal control environment. Through its activities, the Committee facilitates open communication among directors, outside auditors, the internal auditor and management by meeting in private session regularly with these parties.

     The Committee also provides oversight regarding significant financial matters, including borrowings, currency exposures, dividends, share issuance and repurchases, and the financial aspects of the Company's benefit plans.

III. MEETINGS AND PROCEDURES

     The Committee shall convene at least four times each year. It shall endeavor to determine that auditing procedures and controls are adequate to safeguard Company assets and to assess compliance with Company policies and legal requirements. The Committee shall be given full access to the Company's internal auditors, Board Chairman, Company executives and outside auditors.

IV. RESPONSIBILITIES

     The Committee shall:

     1. Review and reassess at least annually the adequacy of this charter and submit the charter for approval of the full board.

     2. Select, evaluate and, where appropriate, replace the outside auditor, who is ultimately accountable to the Committee and the Board.

     3. Annually review and approve the proposed scope of each fiscal year's internal and outside audit and the proposed audit fee of the outside auditor at the beginning of each new fiscal year.

     4. Review non-audit services and fees for such services provided by the Company's outside auditor.

     5. At, or shortly after the end of each fiscal year, review with the outside auditors, the internal auditor and Company management, the audited financial statements and related opinion and costs of the audit of that year. In conferring with the outside auditor, the internal auditors and Company management, the Committee shall consider the following:

        a. Periodic written statements from the outside auditors delineating all services between the auditors and the Company or any other relationships that may adversely affect the independence and objectivity of the auditors, as well as recommending appropriate action to satisfy the Committee of the outside auditors' independence.

        b. The effectiveness of the audit and assurances that no restrictions were placed on the scope or performance of the examination.

        c. The effectiveness and adequacy of the Company's internal auditing plan and procedures, and quality of the control environment.

        d. Conducting open and frank discussions regarding the quality of accounting principles and the consistency of their application to the Company's financial statements.

     6. Review funding and investment policies, implementation of funding policies and investment performance of the Company's benefit plans.

     7. Provide any recommendations, certifications and reports that may be required by the NYSE or the SEC.

     8. Review and discuss, as needed, interim financial reports with management and the Company's outside auditors.

-----------------------------------------
--------------------------------------------------------------------------------

DIRECTIONS TO
THE SOFITEL

FROM SOUTH

Take 101 North.

Exit Holly Street, follow sign for
Redwood Shores Parkway.

At second traffic signal turn left
on Twin Dolphin Drive.

Hotel is 1/2 mile on right side.

FROM NORTH

Take 101 South.

Exit Ralston/Belmont, follow sign
for Marine World Parkway.
At second traffic signal turn right
on Twin Dolphin Drive.

Hotel is 1/2 mile on left side.

FROM EAST BAY VIA HIGHWAY 92

Take Highway 92 West to 101 South.

Exit Ralston Belmont, follow sign for Marine World Parkway.

At second traffic signal, turn right on Twin Dolphin Drive.

Hotel is 1/2 mile on left side.

--------------------------------------------------------------------------------

                                 [Agilent Logo]
                         ANNUAL MEETING OF STOCKHOLDERS
                                 Hotel Sofitel
                             223 Twin Dolphin Drive
                             Redwood City, CA 94054
                          February 23, 2001 at 2 p.m.

                                   ADMIT ONE

                                 [AGILENT LOGO]
                         ANNUAL MEETING OF STOCKHOLDERS
                                 Hotel Sofitel
                             223 Twin Dolphin Drive
                             Redwood City, CA 94054
                          February 23, 2001 at 2 p.m.

                                   ADMIT ONE

[5988-1685 ENUS]
                                LOGO

                               FORM OF PROXY CARD

                           AGILENT TECHNOLOGIES, INC.

  PLEASE MARK VOTE IN BRACKETS IN THE FOLLOWING MANNER USING DARK INK ONLY.[X]


THE BOARD RECOMMENDS A VOTE FOR 1-3.

1. ELECTION OF DIRECTORS -- 01-James G. Cullen,          Withhold  For All  3. Proposal to approve Agilent    For  Against  Abstain
   02-Walter B. Hewlett, 03-Randall L. Tobias     For      All      Except     Technologies, Inc. 1999 Stock  [ ]    [ ]      [ ]
                                                  [ ]      [ ]       [ ]       Plan and the increase in the
                                                                               share reserve of 45,000,000
   ------------------------------------------                                  shares thereunder
   (Except nominee(s) written above)
2. Proposal to ratify PricewaterhouseCoopers      For    Against    Abstain
   LLP as Agilent's independent accountants       [ ]      [ ]        [ ]


                                In their discretion the Proxies are authorized to vote on such other business as may properly come before the annual meeting.


                                THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ITEMS 1 THROUGH 3.

---------------------        -------------------------
Signature                    Signature                    Dated:           ,2001
                                                                -----------

Please sign exactly as your name or names appear above. For joint accounts, each owner should sign. When signing as executor, administrator, attorney, trustee or guardian, etc., please give your full title.

--------------------------------------------------------------------------------

                           - DETACH PROXY CARD HERE -


[AGILENT TECHNOLOGIES LOGO]


                                      PROXY

                           AGILENT TECHNOLOGIES, INC.
               ANNUAL MEETING OF STOCKHOLDERS - FEBRUARY 23, 2001
                 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD

        The undersigned hereby appoints Edward W. Barnholt and D. Craig Nordlund and each of them as proxies for the undersigned, with full power of substitution, to act and to vote all the shares of Common Stock of Agilent Technologies, Inc. held of record by the undersigned on December 26, 2000, at the annual meeting of stockholders to be held on Friday, February 23, 2001, or any adjournment thereof.


      IMPORTANT - THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.